Exhibit T1A(vii)

Board of Governors of the Federal Reserve System

Federal Deposit Insurance Corporation

Office of the Comptroller of the Currency

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Institution Name	HSBC BANK USA, NATIONAL ASSOCIATION
City	TYSONS
State	VA
Zip Code	22102
Call Report Report Date	3/31/2023
Report Type	031
RSSD-ID	413208
FDIC Certificate Number	57890
OCC Charter Number	24522
ABA Routing Number	21001088
Last updated on	5/4/2023

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Report at the close of business March 31, 2023

This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State non member banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations).

(20230331)

(RCON 9999)

Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and savings associations.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions.The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state non member banks and three directors for state member banks, national banks, and savings associations.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Signature of Chief Financial Officer (or Equivalent)

Date of Signature
Director (Trustee)

Director (Trustee)

Director (Trustee)

Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a)	Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for datacollection (https://cdr.ffiec.gov/cdr/), or

(b)	Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data in to the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@cdr.ffiec.gov.

FDIC Certificate Number 57890 (RSSD 9050)

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

HSBC BANK USA, NATIONAL ASSOCIATION
Legal Title of Bank (RSSD 9017)

TYSONS
City (RSSD 9130)
VA	22102
State Abbreviation (RSSD 9200)	Zip Code (RSSD 9220)

The estimated average burden associated with this information collection is 50.4 hours per respondent and is estimated to vary from 20 to 775 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Table of Contents

Signature Page	1

Table of Contents	2

Emergency Contact Information	4

Contact Information for the Reports of Condition and Income	4

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information	5

Bank Demographic Information(Form Type - 031)	6

Contact Information(Form Type - 031)	6

Schedule RI - Income Statement(Form Type - 031)	8

Schedule RI-A - Changes in Bank Equity Capital(Form Type - 031)	11

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases(Form Type - 031)	12

Schedule RI-B Part II - Changes in Allowances for Credit Losses(Form Type - 031)	13

Schedule RI-C Part I - Disaggregated Data on the Allowance for Loan and Lease Losses(Form Type - 031)	14

Schedule RI-C Part II - Disaggregated Data on the Allowances for Credit Losses(Form Type - 031)	15

Schedule RI-D - Income from Foreign Offices(Form Type - 031)	15

Schedule RI-E - Explanations (Form Type - 031)	16

Schedule RC - Balance Sheet(Form Type - 031)	19

Schedule RC-A - Cash and Balances Due From Depository Institutions(Form Type - 031)	20

Schedule RC-B - Securities(Form Type - 031)	21
Schedule RC-C Part I - Loans and Leases(Form Type - 031)	24

Schedule RC-C Part II - Loans to Small Businesses and Small Farms(Form Type - 031)	29

Schedule RC-D - Trading Assets and Liabilities(Form Type - 031)	30

Schedule RC-E Part I - Deposits in Domestic Offices(Form Type - 031)	32

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs(Form Type - 031)	34

Schedule RC-F - Other Assets(Form Type - 031)	35

Schedule RC-G - Other Liabilities(Form Type - 031)	36

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices(Form Type - 031)	37

Schedule RC-I - Assets and Liabilities of IBFs(Form Type - 031)	38

Schedule RC-K - Quarterly Averages(Form Type - 031)	38

Schedule RC-L - Derivatives and Off-Balance Sheet Items(Form Type - 031)	39

Schedule RC-M - Memoranda(Form Type - 031)	43

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets(Form Type - 031)	47

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments(Form Type - 031)	50

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices(Form Type - 031)	54

For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank.

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legend: NR - Not Reported, CONF - Confidential

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis(Form Type - 031)	54

Schedule RC-R Part I - Regulatory Capital Components and Ratios(Form Type - 031)	59

Schedule RC-R Part II - Risk-Weighted Assets(Form Type - 031)	63

Schedule RC-S - Servicing Securitization and Asset Sale Activities(Form Type - 031)	73

Schedule RC-T - Fiduciary and Related Services(Form Type - 031)	74

Schedule RC-V - Variable Interest Entities(Form Type - 031)	76

Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income(Form Type - 031)	77

For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank.

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legend: NR - Not Reported, CONF - Confidential

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing

the Reports

CONF
Name (TEXT C490)

CONF
Title (TEXT C491)

CONF
E-mail Address (TEXT C492)

CONF
Area Code / Phone Number / Extension (TEXT C493)

CONF
Area Code / FAX Number (TEXT C494)

Other Person to Whom Questions about the Reports Should be Directed

CONF
Name (TEXT C495)

CONF
Title (TEXT C496)

CONF
E-mail Address (TEXT 4086)

CONF
Area Code / Phone Number / Extension (TEXT 8902)

CONF
Area Code / FAX Number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time-sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact

CONF
Name (TEXT C366)

CONF
Title (TEXT C367)

CONF
E-mail Address (TEXT C368)

CONF
Area Code / Phone Number / Extension (TEXT C369)

CONF
Area Code / FAX Number (TEXT C370)

Secondary Contact

CONF
Name (TEXT C371)

CONF
Title (TEXT C372)

CONF
E-mail Address (TEXT C373)

CONF
Area Code / Phone Number / Extension (TEXT C374)

CONF
Area Code / FAX Number (TEXT C375)

USA PATRIOT Act Section 314(a) Anti-Money Laundering

Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti- money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact

CONF
Name (TEXT C437)

CONF
Title (TEXT C438)

CONF
E-mail Address (TEXT C439)

CONF
Area Code / Phone Number / Extension (TEXT C440)

Third Contact

CONF
Name (TEXT C870)

CONF
Title (TEXT C871)

CONF
E-mail Address (TEXT C368)

CONF
Area Code / Phone Number / Extension (TEXT C873)

Secondary Contact

CONF
Name (TEXT C442)

CONF
Title (TEXT C443)

CONF
E-mail Address (TEXT C444)

CONF
Area Code / Phone Number / Extension (TEXT 8902)

Fourth Contact

CONF
Name (TEXT C875)

CONF
Title (TEXT C876)

CONF
E-mail Address (TEXT C877)

CONF
Area Code / Phone Number / Extension (TEXT C878)

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	6

Bank Demographic Information(Form Type - 031)

Dollar amounts in thousands
1. Reporting date	RCON9999	20230331	1.
2. FDIC certificate number	RSSD9050	57890	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Tysons	4.
5. State abbreviation	RSSD9200	VA	5.
6. Zip code	RSSD9220	22102	6.
7. Legal Entity Identifier (LEI) (Report only if your institution already has an LEI.)	RCON9224	Click here for value	7.

(RCON9224) 1IE8VN30JCEQV1H4R804

(RSSD9017) HSBC Bank USA N.A.

Contact Information(Form Type - 031)

Dollar amounts in thousands
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	7

Dollar amounts in thousands
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.
5. Chief Executive Officer Contact Information			5.
a. Chief Executive Officer			5.a.
1. Name	TEXTFT42	CONF	5.a.1.
2. E-mail Address	TEXTFT44	CONF	5.a.2.
3. Telephone	TEXTFT43	CONF	5.a.3.
4. FAX	TEXTFT45	CONF	5.a.4.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	8

Schedule RI - Income Statement(Form Type - 031)

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Dollar amounts in thousands
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. In domestic offices:			1.a.1.
a. Loans secured by real estate:			1.a.1.a.
1. Loans secured by 1-4 family residential properties	RIAD4435	139,869	1.a.1.a.1.
2. All other loans secured by real estate	RIAD4436	112,601	1.a.1.a.2.
b. Loans to finance agricultural production and other loans to farmers	RIAD4024	404	1.a.1.b.
c. Commercial and industrial loans	RIAD4012	369,496	1.a.1.c.
d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.
1. Credit cards	RIADB485	4,223	1.a.1.d.1.
2. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RIADB486	2,076	1.a.1.d.2.
e. Loans to foreign governments and official institutions	RIAD4056	257	1.a.1.e.
f. All other loans in domestic offices	RIADB487	145,684	1.a.1.f.
2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	0	1.a.2.
3. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))	RIAD4010	774,610	1.a.3.
b. Income from lease financing receivables	RIAD4065	0	1.b.
c. Interest income on balances due from depository institutions[1]	RIAD4115	267,543	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S.Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	131,776	1.d.1.
2. Mortgage-backed securities	RIADB489	180,306	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	11,411	1.d.3.
e. Interest income from trading assets	RIAD4069	49,245	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	141,282	1.f.
g. Other interest income	RIAD4518	17,747	1.g.
h. Total interest income (sum of items 1.a.(3) through 1.g)	RIAD4107	1,573,920	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Interest on deposits in domestic offices:			2.a.1.
a. Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	336,862	2.a.1.a.
b. Nontransaction accounts:			2.a.1.b.
1. Savings deposits (includes MMDAs)	RIAD0093	227,368	2.a.1.b.1.
2. Time deposits of $250,000 or less	RIADHK03	37,077	2.a.1.b.2.
3. Time deposits of more than $250,000	RIADHK04	193,833	2.a.1.b.3.
2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	46,375	2.a.2.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	37,379	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	29,808	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	22,891	2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	931,593	2.e.
3. Net interest income (item 1.h minus 2.e)	RIAD4074	642,327	3.
4. Provision for loan and lease losses[1]	RIADJJ33	17,589	4.
5. Noninterest income:			5.
a. Income from fiduciary activities[2]	RIAD4070	21,923	5.a.
b. Service charges on deposit accounts in domestic offices	RIAD4080	39,105	5.b.

1.	Includes interest income on time certificates of deposit not held for trading.

1.	Institutions that have adopted ASU 2016-13 should report in item 4, the provisions for credit losses for all financial assets and off-balance-sheet credit exposures that fall within the scope of the standard.

2.	For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	9

Dollar amounts in thousands
c. Trading revenue[3]	RIADA220	222,927	5.c.
d. Income from securities-related and insurance activities:			5.d.
1. Fees and commissions from securities brokerage	RIADC886	0	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	6,297	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	0	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	2,259	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	-6	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	66	5.j.
k. Net gains (losses) on sales of other assets[4]	RIADB496	-450	5.k.
l. Other noninterest income*	RIADB497	125,031	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	417,152	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale debt securities	RIAD3196	-1,059	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	113,046	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	32,022	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	0	7.c.2.
d. Other noninterest expense*	RIAD4092	459,191	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	604,259	7.e.
8. Not available			8.
a. Income (loss) before change in net unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIADHT69	436,572	8.a.
b. Change in net unrealized holding gains (losses) on equity securities not held for trading[5]	RIADHT70	1,859	8.b.
c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)	RIAD4301	438,431	8.c.
9. Applicable income taxes (on item 8.c)	RIAD4302	107,762	9.
10. Income (loss) before discontinued operations (item 8.c minus item 9)	RIAD4300	330,669	10.
11. Discontinued operations, net of applicable income taxes (Describe on Schedule RI-E - Explanations)*	RIADFT28	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	330,669	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	330,669	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	20	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets 2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)	RIAD8431	0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	34	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	1883	M.5.
6. Not applicable			M.6.

3.	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.

4.	Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale debt securities.

*.	Describe on Schedule RI-E—Explanations.

5.	Item 8.b is to be completed by all institutions. See the instructions this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	10

Dollar amounts in thousands
7. If the reporting institution has applied pushdown accounting this calendar year, report the date of the institution’s acquisition (see instructions)[2]	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):			M.8.
Memorandum items 8.a through 8.e are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year. a. Interest rate exposures	RIAD8757	23,027	M.8.a.
b. Foreign exchange exposures	RIAD8758	28,639	M.8.b.
c. Equity security and index exposures	RIAD8759	60,942	M.8.c.
d. Commodity and other exposures	RIAD8760	135,830	M.8.d.
e. Credit exposures	RIADF186	-25,511	M.8.e.

Memorandum items 8.f through 8.h are to be completed by banks with $100 billion or more in total assets that are required to complete Schedule RI, Memorandum items 8.a through 8.e, above.

f. Impact on trading revenue of changes in the creditworthiness of the bank’s derivatives counterparties on the bank’s derivative assets (year-to-date changes) (included in Memorandum items 8.a through 8.e above):

			M.8.f.
1. Gross credit valuation adjustment (CVA)	RIADFT36	1,024	M.8.f.1.
2. CVA hedge	RIADFT37	53	M.8.f.2.
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank’s derivative liabilities (year-to-date changes) (included in Memorandum items 8.a through 8.e above):			M.8.g.
1. Gross debit valuation adjustment (DVA)	RIADFT38	-317	M.8.g.1.
2. DVA hedge	RIADFT39	0	M.8.g.2.
h. Gross trading revenue, before including positive or negative net CVA and net DVA	RIADFT40	222,166	M.8.h.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	-14,961	M.9.b.
10. Credit losses on derivatives (see instructions)	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.

Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, Part I, Memorandum items 8.b and 8.c and is to be completed semiannually in the June and December reports only.

12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a)(1))

	RIADF228	NR	M.12.

Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.

13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:

			M.13.
a. Net gains (losses) on assets	RIADF551	-5,820	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	0	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	-100,249	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.1.
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities[2]	RIADJ321	NR	M.14.

Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets that answered “Yes” to Schedule RC-E, Part I, Memorandum item 5.

15. Components of service charges on deposit accounts in domestic offices (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):

			M.15.
a. Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH032	0	M.15.a.
b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH033	1,187	M.15.b.
c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH034	0	M.15.c.
d. All other service charges on deposit accounts	RIADH035	37,918	M.15.d.

2.	Report the date in YYYYMMDD format. For example, a bank acquired on March 1, 2023, would report 20230301.

2.	Memorandum item 14 is to be completed only by institutions that have not adopted ASU 2016-13.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	11

Schedule RI-A - Changes in Bank Equity Capital(Form Type - 031)

Dollar amounts in thousands
1. Total bank equity capital most recently reported for the December 31, 2022, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	15,885,716	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	15,885,716	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	330,669	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	32,230	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income[1]	RIADB511	325,353	10.
11. Other transactions with stockholders (including a parent holding company) (not included in items 5, 6, 8, or 9 above)*	RIAD4415	-3,969	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	16,505,539	12.

*.	Describe on Schedule RI-E—Explanations

1.	Includes, but is not limited to, changes in net unrealized holding gains (losses) on available-for-sale debt securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and pension and other postretirement plan-related changes other than net periodic benefit cost.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	12

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases(Form Type - 031)

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans in domestic offices:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	0	RIADC894	0	1.a.2.
b. Secured by farmland in domestic offices	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	529	RIAD5412	627	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	3,639	RIADC217	324	1.c.2.a.
b. Secured by junior liens	RIADC235	55	RIADC218	104	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	0	RIAD3589	9	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	0	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	0	RIADC898	0	1.e.2.
f. In foreign offices	RIADB512	0	RIADB513	0	1.f.
2. Not applicable					2.
3. Loans to finance agricultural production and other loans to farmers	RIAD4655	0	RIAD4665	0	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RIAD4645	4,480	RIAD4617	690	4.a.
b. To non-U.S. addressees (domicile)	RIAD4646	0	RIAD4618	0	4.b.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	1,744	RIADB515	976	5.a.
b. Automobile loans	RIADK129	0	RIADK133	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RIADK205	554	RIADK206	67	5.c.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	0	RIAD4628	28	7.
8. Lease financing receivables:					8.
a. Leases to individuals for household, family, and other personal expenditures	RIADF185	0	RIADF187	0	8.a.
b. All other leases	RIADC880	0	RIADF188	0	8.b.
9. Total (sum of items 1 through 8)	RIAD4635	11,001	RIAD4605	2,825	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.
3. Not applicable					M.3.

Dollar amounts in thousands
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.	RIADC388	NR	M.4.
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)[2]

2.	Institutions that have adopted ASU 2016-13 should report in Memorandum item 4 uncollectible retail credit card fees and finance charges reversed against income (i.e. not included in charge-offs against the allowance for credit losses on loans and leases).

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	13

Schedule RI-B Part II - Changes in Allowances for Credit Losses(Form Type - 031)

Dollar amounts in thousands	(Column A) Loans and Leases Held for Investment		(Column B) Held-to-maturity Debt Securities		(Column C) Available-for-sale Debt Securities
1. Balance most recently reported for the December 31, 2022, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	570,526	RIADJH88	22	RIADJH94	418	1.
2. Recoveries (column A must equal Part I, item 9, column B, above)	RIAD4605	2,825	RIADJH89	0	RIADJH95	0	2.
3. LESS: Charge-offs (column A must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4, column A)	RIADC079	11,001	RIADJH92	0	RIADJH98	0	3.
4. LESS: Write-downs arising from transfers of financial assets[3]	RIAD5523	0	RIADJJ00	0	RIADJJ01	0	4.
5. Provisions for credit losses[4]	RIAD4230	8,211	RIADJH90	11	RIADJH96	-70	5.
6. Adjustments* (see instructions for this schedule)*	RIADC233	254	RIADJH91	0	RIADJH97	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c)	RIAD3123	570,815	RIADJH93	33	RIADJH99	348	7.

Dollar amounts in thousands
1. Allocated transfer risk reserve included in Schedule RI-B, Part II, item 7, column A, above	RIADC435	0	M.1.
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.	RIADC389	NR	M.2.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges[1]	RIADC390	NR	M.3.
4. Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, Part II, item 7, column A, above)[2]	RIADC781	NR	M.4.
5. Provisions for credit losses on other financial assets measured at amortized cost (not included in item 5, above)[3]	RIADJJ02	0	M.5.
6. Allowance for credit losses on other financial assets measured at amortized cost (not included in item 7, above)[3]	RCFDJJ03	43	M.6.
7. Provisions for credit losses on off-balance-sheet credit exposures[3]	RIADMG93	9,437	M.7.
8. Estimated amount of expected recoveries of amounts previously written off included within the allowance for credit losses on loans and leases held for investment (included in item 7, column A, “Balance end of current period,” above)[3]	RIADMG94	41,940	M.8.

3.	Institutions that have not yet adopted ASU 2016-13 should report write-downs arising from transfers of loans to a held-for-sale account in item 4, column A.

4.	Institutions that have not yet adopted ASU 2016-13 should report the provision for loan and lease losses in item 5, column A and the amount reported must equal Schedule RI, item 4.

*.	Describe on Schedule RI-E - Explanations.

1.	Institutions that have adopted ASU 2016-13 should report in Memorandum item 3 the amount of allowance for credit losses on loans and leases attributable to retail credit card fees and finance charges.

2.	Memorandum item 4 is to be completed only by institutions that have not yet adopted ASU 2016-13.

3.	Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.

3.	Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.

3.	Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.

3.	Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	14

Schedule RI-C Part I - Disaggregated Data on the Allowance for Loan and Lease Losses(Form Type - 031)

Schedule RI-C is to be completed by institutions with $1 billion or more in total assets.

Dollar amounts in thousands	(Column A) Recorded Investment: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column B) Allowance Balance: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column C) Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20)	(Column D) Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20)	(Column E) Recorded Investment: Purchased Credit-Impaired Loans (ASC 310-30)	(Column F) Allowance Balance: Purchased Credit-Impaired Loans (ASC 310-30)
1. Real estate loans:							1.
	RCFDM708	RCFDM709	RCFDM710	RCFDM711	RCFDM712	RCFDM713	1.a.
a. Construction loans	NR	NR	NR	NR	NR	NR
	RCFDM714	RCFDM715	RCFDM716	RCFDM717	RCFDM719	RCFDM720	1.b.
b. Commercial real estate loans	NR	NR	NR	NR	NR	NR
	RCFDM721	RCFDM722	RCFDM723	RCFDM724	RCFDM725	RCFDM726	1.c.
c. Residential real estate loans	NR	NR	NR	NR	NR	NR
	RCFDM727	RCFDM728	RCFDM729	RCFDM730	RCFDM731	RCFDM732	2.
2. Commercial loans[3]	NR	NR	NR	NR	NR	NR
	RCFDM733	RCFDM734	RCFDM735	RCFDM736	RCFDM737	RCFDM738	3.
3. Credit cards	NR	NR	NR	NR	NR	NR
	RCFDM739	RCFDM740	RCFDM741	RCFDM742	RCFDM743	RCFDM744	4.
4. Other consumer loans	NR	NR	NR	NR	NR	NR
				RCFDM745			5.
5. Unallocated, if any				NR
6. Total (for each column, sum of items 1.a through 5)[4]	RCFDM746	RCFDM747	RCFDM748	RCFDM749	RCFDM750	RCFDM751	6.
	NR	NR	NR	NR	NR	NR

3.	Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI-C.

4.	The sum of item 6, columns B, D, and F, must equal Schedule RC, item 4.c. Item 6, column E, must equal Schedule RC-C, Part I, Memorandum item 7.b. Item 6, column F, must equal Schedule RI-B, Part II, Memorandum item 4.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	15

Schedule RI-C Part II - Disaggregated Data on the Allowances for Credit Losses(Form Type - 031)

Dollar amounts in thousands	(Column A) Amortized Cost		(Column B) Allowance Balance
1. Real estate loans:					1.
a. Construction loans	RCFDJJ04	1,208,376	RCFDJJ12	35,435	1.a.
b. Commercial real estate loans	RCFDJJ05	5,491,006	RCFDJJ13	136,285	1.b.
c. Residential real estate loans	RCFDJJ06	17,350,004	RCFDJJ14	565	1.c.
2. Commercial loans[3]	RCFDJJ07	33,367,126	RCFDJJ15	379,996	2.
3. Credit cards	RCFDJJ08	197,703	RCFDJJ16	15,158	3.
4. Other consumer loans	RCFDJJ09	104,802	RCFDJJ17	3,376	4.
5. Unallocated, if any			RCFDJJ18	0	5.
6. Total (sum of items 1.a. through 5)[4]	RCFDJJ11	57,719,017	RCFDJJ19	570,815	6.

Dollar amounts in thousands
7. Securities issued by states and political subdivisions in the U.S.	RCFDJJ20	23	7.
8. Mortgage-backed securities (MBS) (including CMOs, REMICs, and stripped MBS)	RCFDJJ21	10	8.
9. Asset-backed securities and structured financial products	RCFDJJ23	0	9.
10. Other debt securities	RCFDJJ24	0	10.
11. Total (sum of items 7 through 10)[5]	RCFDJJ25	33	11.

Schedule RI-D - Income from Foreign Offices(Form Type - 031)

For all banks with foreign offices (including Edge or Agreement subsidiaries and IBFs) and total foreign office assets of $10 billion or more where foreign office revenues, assets, or net income exceed 10 percent of consolidated total revenues, total assets, or net income.

Dollar amounts in thousands
1. Total interest income in foreign offices	RIADC899	0	1.
2. Total interest expense in foreign offices	RIADC900	0	2.
3. Provision for loan and lease losses in foreign offices[1]	RIADKW02	0	3.
4. Noninterest income in foreign offices:			4.
a. Trading revenue	RIADC902	0	4.a.
b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.
c. Net securitization income	RIADC904	0	4.c.
d. Other noninterest income	RIADC905	0	4.d.
5. Realized gains (losses) on held-to-maturity and available-for-sale debt securities and change in net unrealized holding gains (losses) on equity securities not held for trading in foreign offices	RIADJA28	0	5.
6. Total noninterest expense in foreign offices	RIADC907	0	6.
7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	0	7.
8. Applicable income taxes (on items 1 through 7)	RIADC909	0	8.
9. Discontinued operations, net of applicable income taxes, in foreign offices	RIADGW64	0	9.
10. Net income attributable to foreign offices before internal allocations of income and expense (item 1 plus or minus items 2 through 9)	RIADC911	0	10.
11. Not applicable			11.
12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	0	12.
13. Consolidated net income attributable to foreign offices (sum of items 10 and 12)	RIADC914	0	13.

3.	Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in item 1, 3, or 4 of Schedule RI-C, Part II.

4.	Item 6, column B must equal schedule RC, item 4.c.

5.	Item 11 must equal Schedule RI-B, Part II, item 7, column B.

1.	Institutions that have adopted ASU 2016-13 should report the provisions for credit losses in foreign offices for all financial assets and off-balance-sheet credit exposures that fall within the scope of the standard in item 3.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	16

Schedule RI-E - Explanations (Form Type - 031)

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar amounts in thousands
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Bank card and credit card interchange fees	RIADF555	13,449	1.f.
g. Income and fees from wire transfers	RIADT047	30,306	1.g.
h. Disclose component and the dollar amount of that component:			1.h.
1. Describe component	TEXT4461	Click here for value	1.h.1.
2. Amount of component	RIAD4461	43,488	1.h.2.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4462	Click here for value	1.i.1.
2. Amount of component	RIAD4462	34,957	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4463	Click here for value	1.j.1.
2. Amount of component	RIAD4463	18,897	1.j.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	0	2.b.
c. Directors’ fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	0	2.k.
l. Other real estate owned expenses	RIADY923	0	2.l.
m. Insurance expenses (not included in employee expenses, premises and fixed asset expenses, and other real estate owned expenses)	RIADY924	0	2.m.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4464	Click here for value	2.n.1.
2. Amount of component	RIAD4464	379,305	2.n.2.
o. Disclose component and the dollar amount of that component:			2.o.
1. Describe component	TEXT4467	NR	2.o.1.
2. Amount of component	RIAD4467	0	2.o.2.
p. Disclose component and the dollar amount of that component:			2.p.
1. Describe component	TEXT4468	NR	2.p.1.
2. Amount of component	RIAD4468	0	2.p.2.
3. Discontinued operations and applicable income tax effect (from Schedule RI, item 11) (itemize and describe each discontinued operation):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXTFT29	NR	3.a.1.
2. Amount of component	RIADFT29	0	3.a.2.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	17

Dollar amounts in thousands
3. Applicable income tax effect	RIADFT30	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXTFT31	NR	3.b.1.
2. Amount of component	RIADFT31	0	3.b.2.
3. Applicable income tax effect	RIADFT32	0	3.b.3.
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.
a. Effect of adoption of Current Expected Credit Losses Methodology - ASU 2016-13[1]	RIADJJ26	NR	4.a.
b. Not applicable			4.b.
c. Disclose component and the dollar amount of that component:			4.c.
1. Describe component	TEXTB526	NR	4.c.1.
2. Amount of component	RIADB526	0	4.c.2.
d. Disclose component and the dollar amount of that component:			4.d.
1. Describe component	TEXTB527	NR	4.d.1.
2. Amount of component	RIADB527	0	4.d.2.
5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	Click here for value	5.a.1.
2. Amount of component	RIAD4498	-3,969	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499	NR	5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowances for credit losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):[3]			6.
a. Initial allowances for credit losses recognized upon the acquisition of purchased credit-deteriorated assets on or after the effective date of ASU 2016-13[1]	RIADJJ27	0	6.a.
b. Effect of adoption of current expected credit losses methodology on allowances for credit losses[1]	RIADJJ28	NR	6.b.
c. Disclose component and the dollar amount of that component:			6.c.
1. Describe component	TEXT4521	Click here for value	6.c.1.
2. Amount of component	RIAD4521	254	6.c.2.
d. Disclose component and the dollar amount of that component:			6.d.
1. Describe component	TEXT4522	NR	6.d.1.
2. Amount of component	RIAD4522	0	6.d.2.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			7.
a. Comments?	RIAD4769	Yes	7.a.
b. Other explanations	TEXT4769	Click here for value	7.b.

(TEXT4461) Income from Affiliates

(TEXT4462) Commitment facility line fees

(TEXT4463) Fee income syndication fees

(TEXT4464) Operating expenses paid to Affiliates

(TEXT4498) Employee benefit plan

1.	Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a and 6.b, if applicable.

3.	Institutions that have not adopted ASU 2016-13 should report the allowance for loan and lease losses in item 6, where applicable.

1.	Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a and 6.b, if applicable.

1.	Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a and 6.b, if applicable.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	18

(TEXT4521) Foreign Currency Translation

(TEXT4769) Fee income on letters of credit $20,814, NI frm Fin Inst Dsign at FVTPL -$23,373, Net gain on credit derivatives that economically hedge credit exposures held outside the trading account -$14,961

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	19

Schedule RC - Balance Sheet(Form Type - 031)

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin[1]	RCFD0081	921,919	1.a.
b. Interest-bearing balances[2]	RCFD0071	22,821,907	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)[3]	RCFDJJ34	10,551,798	2.a.
b. Available-for-sale debt securities (from Schedule RC-B, column D)	RCFD1773	26,725,544	2.b.
c. Equity securities with readily determinable fair values not held for trading[4]	RCFDJA22	120,552	2.c.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	0	3.a.
b. Securities purchased under agreements to resell[5]	RCFDB989	21,721,039	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	448,048	4.a.
b. Loans and leases held for investment	RCFDB528	57,737,446	4.b.
c. LESS: Allowance for loan and lease losses[7]	RCFD3123	570,815	4.c.
d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c)	RCFDB529	57,166,631	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	17,581,228	5.
6. Premises and fixed assets (including capitalized leases)	RCFD2145	187,877	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	1,655	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCFD2130	8,801	8.
9. Direct and indirect investments in real estate ventures	RCFD3656	0	9.
10. Intangible assets (from Schedule RC-M)	RCFD2143	478,880	10.
11. Other assets (from Schedule RC-F)[6]	RCFD2160	5,755,982	11.
12. Total assets (sum of items 1 through 11)	RCFD2170	164,491,861	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)	RCON2200	132,679,109	13.a.
1. Noninterest-bearing[8]	RCON6631	38,093,134	13.a.1.
2. Interest-bearing	RCON6636	94,585,975	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	5,254,558	13.b.
1. Noninterest-bearing	RCFN6631	0	13.b.1.
2. Interest-bearing	RCFN6636	5,254,558	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices[9]	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase[10]	RCFDB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	2,243,418	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	3,204,981	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures[1]	RCFD3200	1,433,974	19.

1.	Includes cash items in process of collection and unposted debits.

2.	Includes time certificates of deposit not held for trading.

3.	Institutions that have adopted ASU 2016-13 should report in item 2.a, amounts net of any applicable allowance for credit losses, and should equal to Schedule RC-B, item 8, column A less Schedule RI-B, Part II, item 7, column B.

4.	Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities.

5.	Includes all securities resale agreements, regardless of maturity.

7.	Institutions that have adopted ASU 2016-13 should report in item 4.c the allowance for credit losses on loans and leases.

6.	Institutions that have adopted ASU 2016-13 should report in items 3.b and 11 amounts net of any applicable allowance for credit losses.

8.	Includes noninterest-bearing demand, time, and savings deposits.

9.	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”
10.	Includes all securities repurchase agreements, regardless of maturity.

1.	Includes limited-life preferred stock and related surplus.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	20

Dollar amounts in thousands
20. Other liabilities (from Schedule RC-G)	RCFD2930	3,170,283	20.
21. Total liabilities (sum of items 13 through 20)	RCFD2948	147,986,323	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCFD3838	1,500,000	23.
24. Common stock	RCFD3230	2,001	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	13,031,441	25.
26. Not available			26.
a. Retained earnings	RCFD3632	4,228,729	26.a.
b. Accumulated other comprehensive income[2]	RCFDB530	-2,256,633	26.b.
c. Other equity capital components[3]	RCFDA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCFD3210	16,505,538	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries	RCFD3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCFDG105	16,505,538	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCFD3300	164,491,861	29.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2022	RCFD6724	2a	M.1.
2. Bank’s fiscal year-end date (report the date in MMDD format)	RCON8678	1231	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions(Form Type - 031)

Exclude assets held for trading.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices
1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	466,498			1.
a. Cash items in process of collection and unposted debits			RCON0020	237,177	1.a.
b. Currency and coin			RCON0080	229,321	1.b.
2. Balances due from depository institutions in the U.S.	RCFD0082	52,680	RCON0082	52,680	2.
3. Balances due from banks in foreign countries and foreign central banks	RCFD0070	528,534	RCON0070	528,403	3.
4. Balances due from Federal Reserve Banks	RCFD0090	22,696,114	RCON0090	22,696,114	4.
5. Total	RCFD0010	23,743,826	RCON0010	23,743,695	5.

2.	Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and accumulated defined benefit pension and other postretirement plan adjustments.

3.	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	21

Schedule RC-B - Securities(Form Type - 031)

Exclude assets held for trading.

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value
1. U.S. Treasury securities	RCFD0211	1,423,155	RCFD0213	1,432,994	RCFD1286	7,555,267	RCFD1287	7,377,696	1.
2. U.S. Government agency and sponsored agency obligations (exclude mortgage-backed securities)[1]	RCFDHT50	0	RCFDHT51	0	RCFDHT52	1,970,434	RCFDHT53	1,908,053	2.
3. Securities issued by states and political subdivisions in the U.S.	RCFD8496	3,767	RCFD8497	3,792	RCFD8498	0	RCFD8499	0	3.
4. Mortgage-backed securities (MBS):									4.
a. Residential mortgage pass-through securities:									4.a.
1. Guaranteed by GNMA	RCFDG300	5,676,203	RCFDG301	5,552,261	RCFDG302	7,414,755	RCFDG303	6,696,899	4.a.1.
2. Issued by FNMA and FHLMC	RCFDG304	422,374	RCFDG305	397,931	RCFDG306	4,865,667	RCFDG307	4,047,443	4.a.2.
3. Other pass-through securities	RCFDG308	0	RCFDG309	0	RCFDG310	55	RCFDG311	55	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):									4.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDG312	2,029,519	RCFDG313	1,891,647	RCFDG314	4,513,969	RCFDG315	3,736,718	4.b.1.
2. Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDG316	0	RCFDG317	0	RCFDG318	0	RCFDG319	0	4.b.2.
3. All other residential MBS	RCFDG320	684	RCFDG321	696	RCFDG322	0	RCFDG323	0	4.b.3.
c. Commercial MBS:									4.c.
1. Commercial mortgage pass-through securities:									4.c.1.
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDK142	705,101	RCFDK143	662,709	RCFDK144	1,549,547	RCFDK145	1,420,644	4.c.1.a.
b. Other pass-through securities	RCFDK146	0	RCFDK147	0	RCFDK148	0	RCFDK149	0	4.c.1.b.
2. Other commercial MBS:									4.c.2.
a. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDK150	291,028	RCFDK151	276,368	RCFDK152	102,493	RCFDK153	87,420	4.c.2.a.
b. All other commercial MBS	RCFDK154	0	RCFDK155	0	RCFDK156	0	RCFDK157	0	4.c.2.b.
5. Asset-backed securities and structured financial products:									5.
a. Asset-backed securities (ABS)	RCFDC026	0	RCFDC988	0	RCFDC989	119,250	RCFDC027	107,636	5.a.
b. Structured financial products	RCFDHT58	0	RCFDHT59	0	RCFDHT60	0	RCFDHT61	0	5.b.
6. Other debt securities:									6.
a. Other domestic debt securities	RCFD1737	0	RCFD1738	0	RCFD1739	0	RCFD1741	0	6.a.
b. Other foreign debt securities	RCFD1742	0	RCFD1743	0	RCFD1744	1,348,833	RCFD1746	1,342,980	6.b.
7. Unallocated portfolio layer fair value hedge basis adjustments					RCFDMG95	NR			7.
8. Total (sum of items 1 through 7)[2]	RCFD1754	10,551,831	RCFD1771	10,218,398	RCFD1772	29,440,270	RCFD1773	26,725,544	8.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	22

Dollar amounts in thousands
1. Pledged securities[1]	RCFD0416	3,740,542	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):[1]			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[2]			M.2.a.
1. Three months or less	RCFDA549	646,757	M.2.a.1.
2. Over three months through 12 months	RCFDA550	391,817	M.2.a.2.
3. Over one year through three years	RCFDA551	3,290,847	M.2.a.3.
4. Over three years through five years	RCFDA552	2,607,347	M.2.a.4.
5. Over five years through 15 years	RCFDA553	4,482,868	M.2.a.5.
6. Over 15 years	RCFDA554	2,869,396	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[2]			M.2.b.
1. Three months or less	RCFDA555	0	M.2.b.1.
2. Over three months through 12 months	RCFDA556	108	M.2.b.2.
3. Over one year through three years	RCFDA557	1,096	M.2.b.3.
4. Over three years through five years	RCFDA558	29,902	M.2.b.4.
5. Over five years through 15 years	RCFDA559	908,391	M.2.b.5.
6. Over 15 years	RCFDA560	15,903,476	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:[5]			M.2.c.
1. Three years or less	RCFDA561	424,241	M.2.c.1.
2. Over three years	RCFDA562	5,721,129	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	1,038,713	M.2.d.

Memorandum item 3 is to be completed semiannually in the June and December reports only.

3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)

	RCFD1778	NR	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCFD8782	0	M.4.a.
b. Fair value	RCFD8783	0	M.4.b.

1.	Includes Small Business Administration “Guaranteed Loan Pool Certificates”; U.S. Maritime Administration obligations; Export-Import Bank participation certificates; and obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

1.	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

1.	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

2.	For institutions that have adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a, plus Schedule RI-B, Part II, item 7, column B. For institutions that have not adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a. For all institutions, the total reported in column D must equal Schedule RC, item 2.b.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	23

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value

Memorandum items 5.a through 5.f and 6.a through 6.g are to be completed by banks with $10 billion or more in total assets.

5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):[1]

									M.5.
a. Credit card receivables	RCFDB838	0	RCFDB839	0	RCFDB840	0	RCFDB841	0	M.5.a.
b. Home equity lines	RCFDB842	0	RCFDB843	0	RCFDB844	14,877	RCFDB845	13,776	M.5.b.
c. Automobile loans	RCFDB846	0	RCFDB847	0	RCFDB848	0	RCFDB849	0	M.5.c.
d. Other consumer loans	RCFDB850	0	RCFDB851	0	RCFDB852	0	RCFDB853	0	M.5.d.
e. Commercial and industrial loans	RCFDB854	0	RCFDB855	0	RCFDB856	0	RCFDB857	0	M.5.e.
f. Other	RCFDB858	0	RCFDB859	0	RCFDB860	104,373	RCFDB861	93,860	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B item 5.b):									M.6.
a. Trust preferred securities issued by financial institutions	RCFDG348	0	RCFDG349	0	RCFDG350	0	RCFDG351	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCFDG352	0	RCFDG353	0	RCFDG354	0	RCFDG355	0	M.6.b.
c. Corporate and similar loans	RCFDG356	0	RCFDG357	0	RCFDG358	0	RCFDG359	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG360	0	RCFDG361	0	RCFDG362	0	RCFDG363	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG364	0	RCFDG365	0	RCFDG366	0	RCFDG367	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCFDG368	0	RCFDG369	0	RCFDG370	0	RCFDG371	0	M.6.f.
g. Other collateral or reference assets	RCFDG372	0	RCFDG373	0	RCFDG374	0	RCFDG375	0	M.6.g.

1.	Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.

1.	Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.

2.	Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.

2.	Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.

5.	Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.

1.	The $10 billion asset size test is based on the total assets reported on the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	24

Schedule RC-C Part I - Loans and Leases(Form Type - 031)

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices
1. Loans secured by real estate[2]	RCFD1410	NR			1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RCFDF158	0	RCONF158	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCFDF159	1,208,376	RCONF159	1,208,376	1.a.2.
b. Secured by farmland (including farm residential and other improvements)	RCFD1420	0	RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFD1797	346,745	RCON1797	346,745	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RCFD5367	16,989,084	RCON5367	16,989,084	1.c.2.a.
b. Secured by junior liens	RCFD5368	15,530	RCON5368	15,530	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCFD1460	2,462,149	RCON1460	2,462,149	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCFDF160	368,804	RCONF160	368,804	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCFDF161	2,660,053	RCONF161	2,660,053	1.e.2.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To commercial banks in the U.S.			RCONB531	44,271	2.a.
1. To U.S. branches and agencies of foreign banks	RCFDB532	40,397			2.a.1.
2. To other commercial banks in the U.S.	RCFDB533	3,874			2.a.2.
b. To other depository institutions in the U.S.	RCFDB534	0	RCONB534	0	2.b.
c. To banks in foreign countries			RCONB535	642,410	2.c.
1. To foreign branches of other U.S. banks	RCFDB536	1,595			2.c.1.
2. To other banks in foreign countries	RCFDB537	640,815			2.c.2.
3. Loans to finance agricultural production and other loans to farmers	RCFD1590	25,705	RCON1590	25,705	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RCFD1763	21,463,871	RCON1763	21,463,871	4.a.
b. To non-U.S. addressees (domicile)	RCFD1764	2,570,159	RCON1764	2,570,159	4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards	RCFDB538	197,703	RCONB538	197,703	6.a.
b. Other revolving credit plans	RCFDB539	41,244	RCONB539	41,244	6.b.
c. Automobile loans	RCFDK137	0	RCONK137	0	6.c.
d. Other consumer loans (includes single payment and installment loans other than automobile loans, and all student loans)	RCFDK207	81,987	RCONK207	81,987	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	14,756	RCON2081	14,756	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.	RCFD2107	0	RCON2107	0	8.
9. Loans to nondepository financial institutions and other loans	RCFD1563	9,052,647			9.
a. Loans to nondepository financial institutions			RCONJ454	8,823,679	9.a.
b. Other loans:					9.b.
1. Loans for purchasing or carrying securities (secured and unsecured)			RCON1545	3,471	9.b.1.
2. All other loans (exclude consumer loans)			RCONJ451	225,497	9.b.2.
10. Lease financing receivables (net of unearned income)			RCON2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCFDF162	0			10.a.
b. All other leases	RCFDF163	0			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.
12. Total loans and leases held for investment and held for sale (item 12, column A must equal Schedule RC, sum of items 4.a and 4.b)	RCFD2122	58,185,494	RCON2122	58,185,494	12.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	25

2.	When reporting “Loans secured by real estate,” “large institutions” and “highly complex institutions,” as defined for deposit insurance assessment purposes in FDIC regulations, should complete items 1.a.(1) through 1.e.(2) in columns A and B (but not item 1 in column A); all other institutions should complete item 1 in column A and items 1.a.(1) through 1.e.(2) in column B (but not items 1.a.(1) through 1.e.(2) in column A).

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	26

Dollar amounts in thousands
1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):			M.1.
a. Construction, land development, and other land loans in domestic offices:			M.1.a.
1. 1-4 family residential construction loans	RCONK158	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK159	95,866	M.1.a.2.
b. Loans secured by 1-4 family residential properties in domestic offices	RCONF576	529	M.1.b.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK160	0	M.1.c.
d. Secured by nonfarm nonresidential properties in domestic offices:			M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	0	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK162	0	M.1.d.2.
e. Commercial and industrial loans:			M.1.e.
1. To U.S. addressees (domicile)	RCFDK163	49,094	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCFDK164	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK165	0	M.1.f.
Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.f): 1. Loans secured by farmland in domestic offices	RCONK166	0	M.1.f.1.
2. Not applicable			M.1.f.2.
3. Loans to finance agricultural production and other loans to farmers	RCFDK168	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.
a. Credit cards	RCFDK098	0	M.1.f.4.a.
b. Automobile loans	RCFDK203	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK204	0	M.1.f.4.c.
g. Total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a.(1) through 1.f)	RCFDHK25	145,489	M.1.g.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.a.
1. Three months or less	RCONA564	727,357	M.2.a.1.
2. Over three months through 12 months	RCONA565	2,404,453	M.2.a.2.
3. Over one year through three years	RCONA566	3,966,634	M.2.a.3.
4. Over three years through five years	RCONA567	3,043,366	M.2.a.4.
5. Over five years through 15 years	RCONA568	5,670,995	M.2.a.5.
6. Over 15 years	RCONA569	957,197	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA570	37,703,782	M.2.b.1.
2. Over three months through 12 months	RCFDA571	2,310,501	M.2.b.2.
3. Over one year through three years	RCFDA572	319,728	M.2.b.3.
4. Over three years through five years	RCFDA573	341,180	M.2.b.4.
5. Over five years through 15 years	RCFDA574	187,599	M.2.b.5.
6. Over 15 years	RCFDA575	58,160	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	14,868,018	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A4	RCFD2746	98,700	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	12,496,249	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, item 1, column A, or Schedule RC-C, Part I, items 1.a.(1) through 1.e.(2), column A, as appropriate)	RCFDB837	1,226,003	M.5.

Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A

	RCFDC391	NR	M.6.

4.	Exclude loans secured by real estate that are included in Schedule RC-C, Part I, item 1, column A.

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RSSD-ID 413208	Report Date 3/31/2023
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Dollar amounts in thousands
Memorandum items 7.a and 7.b are to be completed by all banks semiannually in the June and December reports only.
7. Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):[5]			M.7.
a. Outstanding balance	RCFDC779	NR	M.7.a.
b. Amount included in Schedule RC-C, part I, items 1 through 9	RCFDC780	NR	M.7.b.

Memorandum items 8.a, 8.b, and 8.c are to be completed semiannually in the June and December reports only.

8. Closed-end loans with negative amortization features secured by 1-4 family residential properties in domestic offices:

M.8.
a. Total amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	NR	M.8.a.

Memorandum items 8.b and 8.c are to be completed semiannually in the June and December reports only by banks that had closed-end loans with negative amortization features secured by 1-4 family residential properties (as reported in Schedule RC-C, Part I, Memorandum item 8.a) as of December 31, 2021, that exceeded the lesser of $100 million or 5 percent of total loans and leases held for investment and held for sale in domestic offices (as reported in Schedule RC-C, Part I, item 12, column B).

b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties

	RCONF231	NR	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.

5.	Memorandum item 7 is to be completed only by institutions that have not yet adopted ASU 2016-13.

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RSSD-ID 413208	Report Date 3/31/2023
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Dollar amounts in thousands
9. Loans secured by 1-4 family residential properties in domestic offices in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	27,371	M.9.

Dollar amounts in thousands
10. Not applicable	M.10.
11. Not applicable	M.11.

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected

Memorandum items 12.a, 12.b, 12.c, and 12.d are to be completed semiannually in the June and December reports only.

12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:[1]

M.12.
a. Loans secured by real estate	RCFDG091	NR	RCFDG092	NR	RCFDG093	NR	M.12.a.
b. Commercial and industrial loans	RCFDG094	NR	RCFDG095	NR	RCFDG096	NR	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	RCFDG097	NR	RCFDG098	NR	RCFDG099	NR	M.12.c.
d. All other loans and all leases	RCFDG100	NR	RCFDG101	NR	RCFDG102	NR	M.12.d.

Dollar amounts in thousands

Memoranda item 13 is to be completed by banks that had construction, land development, and other land loans in domestic offices (as reported in Schedule RC-C, Part I, item 1.a., column B) that exceeded 100 percent of the sum of tier 1 capital (as reported in Schedule RC-R, Part I, item 26) plus the allowance for loan and lease losses or the allowance for credit losses on loans and leases, as applicable (as reported in Schedule RC, item 4.c) as of December 31, 2021.

13. Construction, land development, and other land loans in domestic offices with interest reserves:

M.13.
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B )	RCONG376	1,087,755	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2))	RIADG377	8,704	M.13.b.
Memorandum item 14 is to be completed by all banks. 14. Pledged loans and leases	RCFDG378	17,693,017	M.14.
Memorandum item 15 is to be completed for the December report only. 15. Reverse mortgages in domestic offices:			M.15.
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):			M.15.a.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	NR	M.15.a.1.
2. Proprietary reverse mortgages	RCONJ467	NR	M.15.a.2.
b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:			M.15.b.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	NR	M.15.b.1.
2. Proprietary reverse mortgages	RCONJ469	NR	M.15.b.2.
c. Principal amount of reverse mortgage originations that have been sold during the year:			M.15.c.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	NR	M.15.c.1.
2. Proprietary reverse mortgages	RCONJ471	NR	M.15.c.2.
Memorandum item 16 is to be completed by all banks. 16. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit in domestic offices that have converted to non-revolving closed-end status (included in item 1.c.(1) above)	RCONLE75	866	M.16.

Amounts reported in Memorandum items 17.a and 17.b will not be made available to the public on an individual institution basis.

17. Eligible loan modifications under Section 4013, Temporary Relief from Troubled Debt Restructurings, of the 2020 Coronavirus Aid, Relief, and Economic Security Act:

M.17.
a. Number of Section 4013 loans outstanding	RCONLG24	CONF	M.17.a.
b. Outstanding balance of Section 4013 loans	RCONLG25	CONF	M.17.b.

1.	Institutions that have adopted ASU 2016-13 should report only loans held for investment not considered purchased credit-deteriorated in Memorandum item 12.

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RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	29

Schedule RC-C Part II - Loans to Small Businesses and Small Farms(Form Type - 031)

Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan:

(1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Dollar amounts in thousands
1. Not applicable	1.
2. Not applicable	2.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B:					3.
a. With original amounts of $100,000 or less	RCON5564	3	RCON5565	42	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	7	RCON5567	517	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	44	RCON5569	14,583	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans to U.S. addressees” in domestic offices reported in Schedule RC-C, part I, item 4.a, column B:					4.
a. With original amounts of $100,000 or less	RCON5570	699	RCON5571	24,248	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	340	RCON5573	35,994	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	536	RCON5575	157,624	4.c.

Dollar amounts in thousands
5. Not applicable	5.
6. Not applicable	6.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” in domestic offices reported in Schedule RC-C, part I, item 1.b, column B:					7.
a. With original amounts of $100,000 or less	RCON5578	0	RCON5579	0	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	0	RCON5581	0	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	0	RCON5583	0	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” in domestic offices reported in Schedule RC-C, part I, item 3, column B:					8.
a. With original amounts of $100,000 or less	RCON5584	1	RCON5585	11	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	0	RCON5587	0	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	1	RCON5589	450	8.c.

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RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	30

Schedule RC-D - Trading Assets and Liabilities(Form Type - 031)

Schedule RC-D is to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters, and all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes.

Dollar amounts in thousands	Consolidated Bank
1. U.S. Treasury securities	RCFD3531	2,073,168	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCFD3532	0	2.
3. Securities issued by states and political subdivisions in the U.S.	RCFD3533	0	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDG379	0	4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS)[1]	RCFDG380	0	4.b.
c. All other residential MBS	RCFDG381	0	4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDK197	406,988	4.d.
e. All other commercial MBS	RCFDK198	0	4.e.
5. Other debt securities:			5.
a. Structured financial products	RCFDHT62	0	5.a.
b. All other debt securities	RCFDG386	1,676,613	5.b.
6. Loans:			6.
a. Loans secured by real estate			6.a.
1. Loans secured by 1-4 family residential properties	RCFDHT63	0	6.a.1.
2. All other loans secured by real estate	RCFDHT64	0	6.a.2.
b. Commercial and industrial loans	RCFDF614	25,528	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT65	0	6.c.
d. Other loans	RCFDF618	0	6.d.
7. Not appliable			7.
8. Not applicable			8.
9. Other trading assets	RCFD3541	12,190,776	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCFD3543	1,208,155	11.
12. Total trading assets (sum of items 1 through 11) (total of column A must equal Schedule RC, item 5)	RCFD3545	17,581,228	12.
13. Not available			13.
a. Liability for short positions	RCFD3546	983,876	13.a.
b. Other trading liabilities	RCFDF624	0	13.b.
14. Derivatives with a negative fair value	RCFD3547	1,259,542	14.
15. Total trading liabilities (sum of items 13.a through 14) (total of column A must equal Schedule RC, item 15)	RCFD3548	2,243,418	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):			M.1.
a. Loans secured by real estate			M.1.a.
1. Loans secured by 1-4 family residential properties	RCFDHT66	0	M.1.a.1.
2. All other loans secured by real estate	RCFDHT67	0	M.1.a.2.
b. Commercial and industrial loans	RCFDF632	27,294	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT68	0	M.1.c.
d. Other loans	RCFDF636	0	M.1.d.
Memorandum items 2 through 10 are to be completed by banks with $10 billion or more in total trading assets. 2. Loans measured at fair value that are past due 90 days or more:[1]			M.2.
a. Fair value	RCFDF639	0	M.2.a.
b. Unpaid principal balance	RCFDF640	0	M.2.b.

1.	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

1.	The $10 billion asset size test is based on the total assets reported on the June 30, 2022, Report of Condition.

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RSSD-ID 413208	Report Date 3/31/2023
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Dollar amounts in thousands	Consolidated Bank
Memorandum items 3 through 10 are to be completed by banks with $10 billion or more in total trading assets.
3. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):			M.3.
a. Trust preferred securities issued by financial institutions	RCFDG299	0	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCFDG332	0	M.3.b.
c. Corporate and similar loans	RCFDG333	0	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG334	0	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG335	0	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCFDG651	0	M.3.f.
g. Other collateral or reference assets	RCFDG652	0	M.3.g.
4. Pledged trading assets:			M.4.
a. Pledged securities	RCFDG387	1,876,534	M.4.a.
b. Pledged loans	RCFDG388	0	M.4.b.

Dollar amounts in thousands
5. Asset-backed securities:			M.5.
a. Credit card receivables	RCFDF643	0	M.5.a.
b. Home equity lines	RCFDF644	0	M.5.b.
c. Automobile loans	RCFDF645	0	M.5.c.
d. Other consumer loans	RCFDF646	0	M.5.d.
e. Commercial and industrial loans	RCFDF647	0	M.5.e.
f. Other	RCFDF648	0	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)			M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):			M.7.
a. Readily determinable fair values	RCFDF652	7,760,991	M.7.a.
b. Other	RCFDF653	0	M.7.b.
8. Loans pending securitization	RCFDF654	0	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $1,000,000 and exceed 25% of the item):[1]			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655	Click here for value	M.9.a.1.
2. Amount of component	RCFDF655	4,429,785	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
(TEXTF656) NR	RCFDF656	0	M.9.b.1.
c. Disclose component and the dollar amount of that component:			M.9.c.
(TEXTF657) NR	RCFDF657	0	M.9.c.1.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $1,000,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658	NR	M.10.a.1.
2. Amount of component	RCFDF658	0	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
(TEXTF659) NR	RCFDF659	0	M.10.b.1.
c. Disclose component and the dollar amount of that component:			M.10.c.
(TEXTF660) NR	RCFDF660	0	M.10.c.1.

(TEXTF655) Precious Metals Inventory

1.	Exclude equity securities.

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RSSD-ID 413208	Report Date 3/31/2023
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Schedule RC-E Part I - Deposits in Domestic Offices(Form Type - 031)

Dollar amounts in thousands	(Column A) Transaction Accounts Total Transaction accounts (including total demand deposits)		(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)		(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549	45,146,896			RCONB550	80,061,770	1.
2. U.S. Government	RCON2202	2,212			RCON2520	0	2.
3. States and political subdivisions in the U.S.	RCON2203	1,066			RCON2530	121,622	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551	210,580			RCONB552	25,745	4.
5. Banks in foreign countries	RCON2213	4,408,424			RCON2236	142,361	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216	984,105			RCON2377	1,574,328	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	50,753,283	RCON2210	32,577,247	RCON2385	81,925,826	7.

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Dollar amounts in thousands
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	0	M.1.a.
b. Total brokered deposits	RCON2365	17,721,986	M.1.b.
c. Brokered deposits of $250,000 or less (fully insured brokered deposits)[2]	RCONHK05	11,631,276	M.1.c.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits of $250,000 or less with a remaining maturity of one year or less (included in Memorandum item 1.c above)	RCONHK06	10,625,068	M.1.d.1.
2. Not applicable			M.1.d.2.
3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	6,090,710	M.1.d.3.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)	RCON5590	NR	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.
g. Total reciprocal deposits (as of the report date)	RCONJH83	0	M.1.g.
Memorandum items 1.h.(1)(a), 1.h.(2)(a), 1.h.(3)(a), and 1.h.(4)(a) are to be completed by banks with $100 billion or more in total assets h. Sweep deposits:			M.1.h.
1. Fully insured, affiliate sweep deposits	RCONMT87	0	M.1.h.1.
a. Fully insured, affiliate, retail sweep deposits	RCONMT88	0	M.1.h.1.a.
2. Not fully insured, affiliate sweep deposits	RCONMT89	0	M.1.h.2.
a. Not fully insured, affiliate, retail sweep deposits	RCONMT90	0	M.1.h.2.a.
3. Fully insured, non-affiliate sweep deposits	RCONMT91	10,227,148	M.1.h.3.
a. Fully insured, non-affiliate, retail sweep deposits	RCONMT92	10,227,148	M.1.h.3.a.
4. Not fully insured, non-affiliate sweep deposits	RCONMT93	1,322,636	M.1.h.4.
a. Not fully insured, non-affiliate, retail sweep deposits	RCONMT94	1,322,636	M.1.h.4.a.
i. Total sweep deposits that are not brokered deposits	RCONMT95	2,330,605	M.1.i.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	25,332,071	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	39,456,272	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	1,913,366	M.2.b.
c. Total time deposits of $100,000 through $250,000	RCONJ473	898,685	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	14,325,432	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	0	M.2.e.
3. Maturity and repricing data for time deposits of $250,000 or less:			M.3.
a. Time deposits of $250,000 or less with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONHK07	300,618	M.3.a.1.
2. Over three months through 12 months	RCONHK08	1,312,767	M.3.a.2.
3. Over one year through three years	RCONHK09	691,936	M.3.a.3.
4. Over three years	RCONHK10	506,730	M.3.a.4.
b. Time deposits of $250,000 or less with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)[3]	RCONHK11	1,613,385	M.3.b.
4. Maturity and repricing data for time deposits of more than $250,000:			M.4.
a. Time deposits of more than $250,000 with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONHK12	6,044,263	M.4.a.1.
2. Over three months through 12 months	RCONHK13	5,871,225	M.4.a.2.
3. Over one year through three years	RCONHK14	2,388,316	M.4.a.3.
4. Over three years	RCONHK15	21,628	M.4.a.4.

2.	The dollar amount used as the basis for reporting in Memorandum item 1.c reflects the deposit insurance limit in effect on the report date.

3.	Report both fixed- and floating-rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	34

Dollar amounts in thousands
b. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)[3]	RCONK222	11,915,488	M.4.b.
5. Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?	RCONP752	Yes	M.5.

Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets that answered “Yes” to Memorandum item 5 above.

6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a and 6.b must be less than or equal to item 1, column A, above):[5]

			M.6.
a. Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP753	157,351	M.6.a.
b. Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP754	11,878,436	M.6.b.
7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above):			M.7.
a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above):			M.7.a.
1. Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use	RCONP756	2,318,714	M.7.a.1.
2. Deposits in all other MMDAs of individuals, partnerships, and corporations	RCONP757	22,406,124	M.7.a.2.
b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above):			M.7.b.
1. Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use	RCONP758	22,036,457	M.7.b.1.
2. Deposits in all other savings deposit accounts of individuals, partnerships, and corporations	RCONP759	17,127,554	M.7.b.2.

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs(Form Type - 031)

Dollar amounts in thousands
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	216,514	1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	0	2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	4,989,244	3.
4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	48,800	4.
5. U.S. Government and states and political subdivisions in the U.S.	RCFNB555	0	5.
6. Total	RCFN2200	5,254,558	6.
1. Time deposits with a remaining maturity of one year or less (included in Schedule RC, item 13.b)	RCFNA245	156,000	M.1.

5.	The $1 billion asset size test is based on the total assets reported on the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	35

Schedule RC-F - Other Assets(Form Type - 031)

Dollar amounts in thousands
1. Accrued interest receivable[2]	RCFDB556	483,232	1.
2. Net deferred tax assets[3]	RCFD2148	1,496,535	2.
3. Interest-only strips receivable (not in the form of a security)[4]	RCFDHT80	0	3.
4. Equity investments without readily determinable fair values[5]	RCFD1752	690,081	4.
5. Life insurance assets:			5.
a. General account life insurance assets	RCFDK201	3,660	5.a.
b. Separate account life insurance assets	RCFDK202	209,554	5.b.
c. Hybrid account life insurance assets	RCFDK270	0	5.c.
6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25% of this item)	RCFD2168	2,872,920	6.
a. Prepaid expenses	RCFD2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCFD1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCFDC010	0	6.c.
d. FDIC loss-sharing indemnification assets	RCFDJ448	0	6.d.
e. Computer software	RCFDFT33	0	6.e.
f. Accounts receivable	RCFDFT34	0	6.f.
g. Receivables from foreclosed government-guaranteed mortgage loans	RCFDFT35	0	6.g.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3549	Click here for value	6.h.1.
2. Amount of component	RCFD3549	1,110,383	6.h.2.
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3550	NR	6.i.1.
2. Amount of component	RCFD3550	0	6.i.2.
j. Disclose component and the dollar amount of that component:			6.j.
1. Describe component	TEXT3551	NR	6.j.1.
2. Amount of component	RCFD3551	0	6.j.2.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCFD2160	5,755,982	7.

(TEXT3549) Miscellaneous Assets

2.	Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets. Exclude accrued interest receivables on financial assets that are reported elsewhere on the balance sheet.

3.	See discussion of deferred income taxes in Glossary entry on “income taxes.”

4.	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

5.	Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	36

Schedule RC-G - Other Liabilities(Form Type - 031)

Dollar amounts in thousands
1. Not available			1.
a. Interest accrued and unpaid on deposits in domestic offices[6]	RCON3645	210,966	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	576,645	1.b.
2. Net deferred tax liabilities[2]	RCFD3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures[7]	RCFDB557	120,701	3.
4. All other liabilities (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)	RCFD2938	2,261,971	4.
a. Accounts payable	RCFD3066	0	4.a.
b. Deferred compensation liabilities	RCFDC011	0	4.b.
c. Dividends declared but not yet payable	RCFD2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	0	4.d.
e. Operating lease liabilities	RCFDLB56	0	4.e.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3552	Click here for value	4.f.1.
2. Amount of component	RCFD3552	679,693	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3553	NR	4.g.1.
2. Amount of component	RCFD3553	0	4.g.2.
h. Disclose component and the dollar amount of that component:			4.h.
1. Describe component	TEXT3554	NR	4.h.1.
2. Amount of component	RCFD3554	0	4.h.2.
5. Total	RCFD2930	3,170,283	5.

(TEXT3552) Settlement Account

6.	For savings banks, include “dividends” accrued and unpaid on deposits.

2.	See discussion of deferred income taxes in Glossary entry on “income taxes.”

7.	Institutions that have adopted ASU 2016-13 should report in Schedule RC-G, item 3 the allowance for credit losses on those off-balance sheet credit exposures that are not unconditionally cancelable.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	37

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices(Form Type - 031)

To be completed only by banks with foreign offices.

Dollar amounts in thousands
1. Not applicable			1.
2. Not applicable			2.
3. Securities purchased under agreements to resell	RCONB989	21,721,039	3.
4. Securities sold under agreements to repurchase	RCONB995	0	4.
5. Other borrowed money	RCON3190	3,204,981	5.
EITHER 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2163	0	6.
OR 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2941	5,257,284	7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	164,490,843	8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	142,728,021	9.

Dollar amounts in thousands	(Column A) Amortized Cost of Held-to-Maturity Securities		(Column B) Fair Value of Available-for-Sale Securities
10. U.S. Treasury securities	RCON0211	1,423,155	RCON1287	7,377,696	10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON8492	0	RCON8495	1,908,053	11.
12. Securities issued by states and political subdivisions in the U.S.	RCON8496	3,767	RCON8499	0	12.
13. Mortgage-backed securities (MBS):					13.
a. Mortgage pass-through securities:					13.a.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG389	6,803,678	RCONG390	12,164,986	13.a.1.
2. Other mortgage pass-through securities	RCON1709	0	RCON1713	55	13.a.2.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					13.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCONG393	2,320,547	RCONG394	3,824,138	13.b.1.
2. All other mortgage-backed securities	RCON1733	684	RCON1736	0	13.b.2.
14. Other domestic debt securities (include domestic structured financial products and domestic asset-backed securities)	RCONG397	0	RCONG398	107,636	14.
15. Other foreign debt securities (include foreign structured financial products and foreign asset-backed securities)	RCONG399	0	RCONG400	1,342,980	15.
16. Not applicable					16.
17. Total held-to-maturity and available-for-sale debt securities (sum of items 10 through 15)	RCON1754	10,551,831	RCON1773	26,725,544	17.

Dollar amounts in thousands
18. Equity investments not held for trading:			18.
a. Equity securities with readily determinable fair values[4]	RCONJA22	120,552	18.a.
b. Equity investments without readily determinable fair values	RCON1752	690,081	18.b.
Items 19, 20 and 21 are to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes. 19. Total trading assets	RCON3545	17,581,227	19.
20. Total trading liabilities	RCON3548	2,243,418	20.
21. Total loans held for trading	RCONHT71	25,528	21.
tem 22 is to be completed by banks that: (1) have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or (2) are required to complete Schedule RC-D, Trading Assets and Liabilities. 22. Total amount of fair value option loans held for investment and held for sale	RCONJF75	354,091	22.

1.	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

4.	Item 18.a is to be completed by all institutions. See the instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	38

Schedule RC-I - Assets and Liabilities of IBFs(Form Type - 031)

To be completed only by banks with IBFs and other “foreign” offices.

Dollar amounts in thousands
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	0	1.
2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	5,256,572	2.

Schedule RC-K - Quarterly Averages(Form Type - 031)

Dollar amounts in thousands
1. Interest-bearing balances due from depository institutions	RCFD3381	34,216,396	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)[2]	RCFDB558	10,567,685	2.
3. Mortgage-backed securities[2]	RCFDB559	25,815,142	3.
4. All other debt securities and equity securities with readily determinable fair values not held for trading[2]	RCFDB560	1,720,175	4.
5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	9,325,988	5.
6. Loans:			6.
a. Loans in domestic offices:			6.a.
1. Total loans	RCON3360	57,785,936	6.a.1.
2. Loans secured by real estate:			6.a.2.
a. Loans secured by 1-4 family residential properties	RCON3465	17,247,725	6.a.2.a.
b. All other loans secured by real estate	RCON3466	6,823,502	6.a.2.b.
3. Loans to finance agricultural production and other loans to farmers	RCON3386	27,696	6.a.3.
4. Commercial and industrial loans	RCON3387	23,892,134	6.a.4.
5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.
a. Credit cards	RCONB561	198,572	6.a.5.a.
b. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RCONB562	127,805	6.a.5.b.
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	0	6.b.
Item 7 is to be completed by banks with total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes. 7. Trading assets	RCFD3401	17,361,331	7.
8. Lease financing receivables (net of unearned income)	RCFD3484	0	8.
9. Total assets[4]	RCFD3368	165,660,879	9.
10. Interest-bearing transaction accounts in domestic offices (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RCON3485	27,504,306	10.
11. Nontransaction accounts in domestic offices:			11.
a. Savings deposits (includes MMDAs)	RCONB563	65,103,631	11.a.
b. Time deposits of $250,000 or less	RCONHK16	2,639,211	11.b.
c. Time deposits of more than $250,000	RCONHK17	14,259,066	11.c.
12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	6,082,117	12.
13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	431,532	13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	1,783,185	14.

2.	Quarterly averages for all debt securities should be based on amortized cost.

2.	Quarterly averages for all debt securities should be based on amortized cost.

4.	The quarterly average for total assets should reflect securities not held for trading as follows: a) Debt securities at amortized cost, b) Equity securities with readily determinable fair values at fair value, c) Equity investments without readily determinable fair values, their balance sheet carrying values (i.e., fair value or, if elected, cost minus impairment, if any, plus or minus changes resulting from observable price changes).

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	39

Schedule RC-L - Derivatives and Off-Balance Sheet Items(Form Type - 031)

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar amounts in thousands
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCFD3814	530,858	1.a.
Item 1.a.(1) is to be completed for the December report only. 1. Unused commitments for reverse mortgages outstanding that are held for investment in domestic offices	RCONHT72	NR	1.a.1.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCFD3815	3,431,335	1.b.

Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines. (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)

Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only.

	RCFDJ455	NR	1.b.1.
1. Unused consumer credit card lines
2. Other unused credit card lines	RCFDJ456	NR	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCFDF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCFDF165	307,843	1.c.1.b.
2. Not secured by real estate	RCFD6550	272,220	1.c.2.
d. Securities underwriting	RCFD3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCFDJ457	65,622,077	1.e.1.
2. Loans to financial institutions	RCFDJ458	14,230,056	1.e.2.
3. All other unused commitments	RCFDJ459	1,300,212	1.e.3.
2. Financial standby letters of credit and foreign office guarantees	RCFD3819	6,135,150	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets. a. Amount of financial standby letters of credit conveyed to others[1]	RCFD3820	277,823	2.a.
3. Performance standby letters of credit and foreign office guarantees	RCFD3821	3,513,112	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets. a. Amount of performance standby letters of credit conveyed to others[1]	RCFD3822	271,147	3.a.
4. Commercial and similar letters of credit	RCFD3411	440,822	4.
5. Not applicable			5.
6. Securities lent and borrowed:			6.
a. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	0	6.a.
b. Securities borrowed	RCFD3432	0	6.b.

Dollar amounts in thousands	(Column A) Sold Protection		(Column B) Purchased Protection
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCFDC968	6,229,206	RCFDC969	9,767,466	7.a.1.
2. Total return swaps	RCFDC970	0	RCFDC971	2,302,393	7.a.2.
3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.
4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCFDC219	59,865	RCFDC221	59,879	7.b.1.
2. Gross negative fair value	RCFDC220	10,845	RCFDC222	124,795	7.b.2.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
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Dollar amounts in thousands
c. Notional amounts by regulatory capital treatment:[1]			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCFDG401	6,229,206	7.c.1.a.
b. Purchased protection	RCFDG402	8,008,959	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCFDG403	0	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCFDG404	4,060,900	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCFDG405	0	7.c.2.c.

Dollar amounts in thousands	(Column A) Remaining Maturity of One Year or Less		(Column B) Remaining Maturity of Over One Year Through Five Years		(Column C) Remaining Maturity of Over Five Years
d. Notional amounts by remaining maturity:							7.d.
1. Sold credit protection:[2]							7.d.1.
a. Investment grade	RCFDG406	893,577	RCFDG407	335,605	RCFDG408	0	7.d.1.a.
b. Subinvestment grade	RCFDG409	1,754,495	RCFDG410	2,930,529	RCFDG411	315,000	7.d.1.b.
2. Purchased credit protection:[3]							7.d.2.
a. Investment grade	RCFDG412	3,634,212	RCFDG413	3,234,715	RCFDG414	0	7.d.2.a.
b. Subinvestment grade	RCFDG415	2,152,542	RCFDG416	2,928,390	RCFDG417	120,000	7.d.2.b.

1.	The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported in the June 30, 2022, Report of Condition.
1.	The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported in the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	41

Dollar amounts in thousands
8. Spot foreign exchange contracts	RCFD8765	40,936,588	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCFD3430	0	9.
a. Not applicable			9.a.
b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.
c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank’s behalf	RCFDC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555	NR	9.d.1.
2. Amount of component	RCFD3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556	NR	9.e.1.
2. Amount of component	RCFD3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
(TEXT3557) NR	RCFD3557	0	9.f.1.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCFD5591	0	10.
a. Commitments to sell when-issued securities	RCFD3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592	NR	10.b.1.
2. Amount of component	RCFD5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593	NR	10.c.1.
2. Amount of component	RCFD5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594	NR	10.d.1.
2. Amount of component	RCFD5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595	NR	10.e.1.
2. Amount of component	RCFD5595	0	10.e.2.
Items 11.a and 11.b are to be completed semiannually in the June and December reports only. 11.Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCFDC223	NR	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	NR	11.b.

1.	Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.

2.	Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.

3.	Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	42

	(Column A) Interest		(Column B) Foreign		(Column C) Equity		(Column D)
	Rate Contracts		Exchange Contracts		Derivative Contracts		Commodity and Other
Dollar amounts in thousands							Contracts
12. Gross amounts (e.g., notional amounts):									12.
a. Futures contracts	RCFD8693	95,976,714	RCFD8694	1,976,639	RCFD8695	200,012	RCFD8696	511,041	12.a.
b. Forward contracts	RCFD8697	243,648	RCFD8698	425,549,626	RCFD8699	0	RCFD8700	61,162,842	12.b.
c. Exchange-traded option contracts:									12.c.
1. Written options	RCFD8701	1,619,764	RCFD8702	0	RCFD8703	0	RCFD8704	0	12.c.1.
2. Purchased options	RCFD8705	1,630,596	RCFD8706	0	RCFD8707	0	RCFD8708	0	12.c.2.
d. Over-the-counter option contracts:									12.d.
1. Written options	RCFD8709	2,941,828	RCFD8710	30,372,633	RCFD8711	1,346,281	RCFD8712	216,433	12.d.1.
2. Purchased options	RCFD8713	2,830,018	RCFD8714	30,391,029	RCFD8715	2,104,954	RCFD8716	224,419	12.d.2.
e. Swaps	RCFD3450	121,140,020	RCFD3826	649,034,927	RCFD8719	8,892,234	RCFD8720	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCFDA126	220,985,288	RCFDA127	1,137,324,854	RCFD8723	11,779,814	RCFD8724	62,114,735	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCFD8725	5,397,301	RCFD8726	0	RCFD8727	763,668	RCFD8728	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCFDA589	1,029,000							14.a.
15. Gross fair values of derivative contracts:									15.
a. Contracts held for trading:									15.a.
1. Gross positive fair value	RCFD8733	2,133,631	RCFD8734	11,935,359	RCFD8735	150,656	RCFD8736	1,568,601	15.a.1.
2. Gross negative fair value	RCFD8737	1,330,082	RCFD8738	11,360,006	RCFD8739	397,013	RCFD8740	1,622,684	15.a.2.
b. Contracts held for purposes other than trading:									15.b.
1. Gross positive fair value	RCFD8741	6,513	RCFD8742	0	RCFD8743	81,273	RCFD8744	0	15.b.1.
2. Gross negative fair value	RCFD8745	36,362	RCFD8746	0	RCFD8747	16,940	RCFD8748	0	15.b.2.

Dollar amounts in thousands	(Column A) Banks and Securities Firms	(Column B)	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties
Item 16 is to be completed only by banks with total assets of $10 billion or more. 16. Over-the counter derivatives:[1]						16.
a. Net current credit exposure	RCFDG418 2,249,954		RCFDG420 55,393	RCFDG421 2,048	RCFDG422 1,741,972	16.a.
b. Fair value of collateral:						16.b.
1. Cash - U.S. dollar	RCFDG423 2,384,516		RCFDG425 178,861	RCFDG426 0	RCFDG427 430,226	16.b.1.
2. Cash - Other currencies	RCFDG428 32,745		RCFDG430 0	RCFDG431 0	RCFDG432 8,662	16.b.2.
3. U.S. Treasury securities	RCFDG433 0		RCFDG435 87,247	RCFDG436 0	RCFDG437 74,160	16.b.3.
4. U.S. Government agency and U.S. Government-sponsored agency debt securities	RCFDG438 0		RCFDG440 0	RCFDG441 0	RCFDG442 0	16.b.4.
5. Corporate bonds	RCFDG443 0		RCFDG445 0	RCFDG446 0	RCFDG447 116,655	16.b.5.
6. Equity securities	RCFDG448 0		RCFDG450 0	RCFDG451 0	RCFDG452 0	16.b.6.
7. All other collateral	RCFDG453 220,829		RCFDG455 0	RCFDG456 0	RCFDG457 20,980	16.b.7.
8. Total fair value of collateral (sum of items 16.b.(1) through (7))	RCFDG458 2,638,090		RCFDG460 266,108	RCFDG461 0	RCFDG462 650,683	16.b.8.

1.	The $10 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	43

Schedule RC-M - Memoranda(Form Type - 031)

Dollar amounts in thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	6,562	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	2	1.b.
2. Intangible assets:			2.
a. Mortgage servicing assets	RCFD3164	20,880	2.a.
1. Estimated fair value of mortgage servicing assets	RCFDA590	20,880	2.a.1.
b. Goodwill	RCFD3163	458,000	2.b.
c. All other intangible assets	RCFDJF76	0	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)	RCFD2143	478,880	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land in domestic offices	RCON5508	0	3.a.
b. Farmland in domestic offices	RCON5509	0	3.b.
c. 1-4 family residential properties in domestic offices	RCON5510	1,655	3.c.
d. Multifamily (5 or more) residential properties in domestic offices	RCON5511	0	3.d.
e. Nonfarm nonresidential properties in domestic offices	RCON5512	0	3.e.
f. In foreign offices	RCFN5513	0	3.f.
g. Total (sum of items 3.a through 3.g) (must equal Schedule RC, item 7)	RCFD2150	1,655	3.g.
4. Cost of equity securities with readily determinable fair values not held for trading (the fair value of which is reported in Schedule RC, item 2.c)[1]	RCFDJA29	136,299	4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:[1]			5.a.1.
a. One year or less	RCFDF055	1,000,000	5.a.1.a.
b. Over one year through three years	RCFDF056	0	5.a.1.b.
c. Over three years through five years	RCFDF057	0	5.a.1.c.
d. Over five years	RCFDF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)[2]	RCFD2651	0	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCFDF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity or next repricing date of:[3]			5.b.1.
a. One year or less	RCFDF060	2,204,981	5.b.1.a.
b. Over one year through three years	RCFDF061	0	5.b.1.b.
c. Over three years through five years	RCFDF062	0	5.b.1.c.
d. Over five years	RCFDF063	0	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)[4]	RCFDB571	1,753,814	5.b.2.
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCFD3190	3,204,981	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	No	6.
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities	RCFDB570	0	7.
8. Internet Web site addresses and physical office trade names:			8.
a. Uniform Resource Locator (URL) of the reporting institution’s primary Internet Web site (home page), if any (Example: www.examplebank.com):	TEXT4087	Click here for value	8.a.

1.	Item 4 is to be completed only by insured state banks that have been approved by the FDIC to hold grandfathered equity investments. See instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities.

1.	Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date.

2.	Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.

3.	Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date.

4.	Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	44

Dollar amounts in thousands
b. URLs of all other public-facing Internet Web sites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz):[1]			8.b.
1. URL 1	TE01N528	Click here for value	8.b.1.
2. URL 2	TE02N528	NR	8.b.2.
3. URL 3	TE03N528	NR	8.b.3.
4. URL 4	TE04N528	NR	8.b.4.
5. URL 5	TE05N528	NR	8.b.5.
6. URL 6	TE06N528	NR	8.b.6.
7. URL 7	TE07N528	NR	8.b.7.
8. URL 8	TE08N528	NR	8.b.8.
9. URL 9	TE09N528	NR	8.b.9.
10. URL 10	TE10N528	NR	8.b.10.
c. Trade names other than the reporting institution’s legal title used to identify one or more of the institution’s physical offices at which deposits are accepted or solicited from the public, if any:			8.c.
1. Trade name 1	TE01N529	NR	8.c.1.
2. Trade name 2	TE02N529	NR	8.c.2.
3. Trade name 3	TE03N529	NR	8.c.3.
4. Trade name 4	TE04N529	NR	8.c.4.
5. Trade name 5	TE05N529	NR	8.c.5.
6. Trade name 6	TE06N529	NR	8.c.6.
Item 9 is to be completed annually in the December report only. 9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCFD4088	NR	9.
10. Secured liabilities:			10.
a. Amount of “Federal funds purchased in domestic offices” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCFDF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	Yes	12.
13. Assets covered by loss-sharing agreements with the FDIC:			13.
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):			13.a.
1. Loans secured by real estate in domestic offices:			13.a.1.
a. Construction, land development, and other land loans:			13.a.1.a.
1. 1-4 family residential construction loans	RCONK169	0	13.a.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK170	0	13.a.1.a.2.
b. Secured by farmland	RCONK171	0	13.a.1.b.
c. Secured by 1-4 family residential properties:			13.a.1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK172	0	13.a.1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:			13.a.1.c.2.
a. Secured by first liens	RCONK173	0	13.a.1.c.2.a.
b. Secured by junior liens	RCONK174	0	13.a.1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCONK175	0	13.a.1.d.
e. Secured by nonfarm nonresidential properties:			13.a.1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK176	0	13.a.1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK177	0	13.a.1.e.2.
2. Not applicable			13.a.2.
3. Not applicable			13.a.3.
4. Not applicable			13.a.4.
5. All other loans and all leases	RCFDK183	0	13.a.5.

1.	Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net).

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	45

Dollar amounts in thousands
b. Other real estate owned (included in Schedule RC, item 7):			13.b.
1. Construction, land development, and other land in domestic offices	RCONK187	0	13.b.1.
2. Farmland in domestic offices	RCONK188	0	13.b.2.
3. 1-4 family residential properties in domestic offices	RCONK189	0	13.b.3.
4. Multifamily (5 or more) residential properties in domestic offices	RCONK190	0	13.b.4.
5. Nonfarm nonresidential properties in domestic offices	RCONK191	0	13.b.5.
6. In foreign offices	RCFNK260	0	13.b.6.
7. Portion of covered other real estate owned included in items 13.b.(1) through (6) above that is protected by FDIC loss-sharing agreements	RCFDK192	0	13.b.7.
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCFDJ461	0	13.c.
d. Other assets (exclude FDIC loss-sharing indemnification assets)	RCFDJ462	0	13.d.
Items 14.a and 14.b are to be completed annually in the December report only. 14. Captive insurance and reinsurance subsidiaries:			14.
a. Total assets of captive insurance subsidiaries[2]	RCFDK193	NR	14.a.
b. Total assets of captive reinsurance subsidiaries[2]	RCFDK194	NR	14.b.
Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender. 15. Qualified Thrift Lender (QTL) test:			15.
a. Does the institution use the Home Owners’ Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)	RCONL133	NR	15.a.
b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?	RCONL135	NR	15.b.
Item 16.a and, if appropriate, items 16.b.(1) through 16.b.(3) are to be completed annually in the December report only. 16. International remittance transfers offered to consumers:[1]			16.
a. Estimated number of international remittance transfers provided by your institution during the calendar year ending on the report date	RCONN523	NR	16.a.

Items 16.b.(1) through 16.b.(3) are to be completed by institutions that reported 501 or more international remittance transfers in item 16.a in either or both of the current report or the most recent prior report in which item 16.a was required to be completed.

b. Estimated dollar value of remittance transfers provided by your institution and usage of regulatory exceptions during the calendar year ending on the report date:

			16.b.
1. Estimated dollar value of international remittance transfers	RCONN524	NR	16.b.1.
2. Estimated number of international remittance transfers for which your institution applied the permanent exchange rate exception	RCONMM07	NR	16.b.2.
3. Estimated number of international remittance transfers for which your institution applied the permanent covered third-party fee exception	RCONMQ52	NR	16.b.3.
17. U.S. Small Business Administration Paycheck Protection Program (PPP) loans and the Federal Reserve PPP Liquidity Facility (PPPLF):[3]			17.
a. Number of PPP loans outstanding	RCONLG26	75	17.a.
b. Outstanding balance of PPP loans	RCONLG27	22,653	17.b.
c. Outstanding balance of PPP loans pledged to the PPPLF	RCONLG28	0	17.c.
d. Outstanding balance of borrowings from Federal Reserve Banks under the PPPLF with a remaining maturity of:			17.d.
1. One year or less	RCONLL59	0	17.d.1.
2. More than one year	RCONLL60	0	17.d.2.
e. Quarterly average amount of PPP loans pledged to the PPPLF and excluded from “Total assets for the leverage ratio” reported in Schedule RC-R, Part I, item 30	RCONLL57	0	17.e.
18. Money Market Mutual Fund Liquidity Facility (MMLF):			18.
a. Outstanding balance of assets purchased under the MMLF	RCONLL61	0	18.a.
b. Quarterly average amount of assets purchased under the MMLF and excluded from “Total assets for the leverage ratio” reported in Schedule RC-R, Part I, item 30	RCONLL58	0	18.b.

(TE01N528) http://www.us.hsbc.com/

2.	Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.

1.	Report information about international electronic transfers of funds offered to consumers in the United States that: (a) are “remittance transfers” as defined by subpart B of Regulation E (12 CFR § 1005.30(e)), or (b) would qualify as “remittance transfers” under subpart B of Regulation E (12 CFR § 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR § 1005.30(f). For purposes of this item 16, such trans

3.	Paycheck Protection Program (PPP) covered loans as defined in sections 7(a)(36) and 7(a)(37) of the Small Business Act (15 U.S.C. 636(a)(36) and (37)). The PPP was established by Section 1102 of the 2020 Coronavirus Aid, Relief, and Economic Security Act.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	46

(TEXT4087) https://www.about.us.hsbc.com/hsbc-in-the-usa

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	47

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets(Form Type - 031)

	(Column A) Past due 30		(Column B) Past due 90		(Column C) Nonaccrual
	through 89 days and still		days or more and still
Dollar amounts in thousands	accruing		accruing
1. Loans secured by real estate:							1.
a. Construction, land development, and other land loans in domestic offices:							1.a.
1. 1-4 family residential construction loans	RCONF172	0	RCONF174	0	RCONF176	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCONF173	10,135	RCONF175	0	RCONF177	0	1.a.2.
b. Secured by farmland in domestic offices	RCON3493	0	RCON3494	0	RCON3495	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:							1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	1,149	RCON5399	0	RCON5400	10,064	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:							1.c.2.
a. Secured by first liens	RCONC236	101,551	RCONC237	0	RCONC229	219,082	1.c.2.a.
b. Secured by junior liens	RCONC238	110	RCONC239	0	RCONC230	1,165	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RCON3499	0	RCON3500	0	RCON3501	64,852	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:							1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	3,905	RCONF180	0	RCONF182	2,475	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONF179	17,886	RCONF181	0	RCONF183	42,233	1.e.2.
f. In foreign offices	RCFNB572	0	RCFNB573	0	RCFNB574	0	1.f.
2. Loans to depository institutions and acceptances of other banks:							2.
a. To U.S. banks and other U.S. depository institutions	RCFD5377	0	RCFD5378	0	RCFD5379	0	2.a.
b. To foreign banks	RCFD5380	0	RCFD5381	0	RCFD5382	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RCFD1594	0	RCFD1597	0	RCFD1583	11	3.
4. Commercial and industrial loans:							4.
a. To U.S. addressees (domicile)	RCFD1251	163,477	RCFD1252	567	RCFD1253	93,996	4.a.
b. To non-U.S. addressees (domicile)	RCFD1254	10,673	RCFD1255	0	RCFD1256	18,239	4.b.
5. Loans to individuals for household, family, and other personal expenditures:							5.
a. Credit cards	RCFDB575	2,635	RCFDB576	2,579	RCFDB577	0	5.a.
b. Automobile loans	RCFDK213	0	RCFDK214	0	RCFDK215	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK216	2,411	RCFDK217	422	RCFDK218	138	5.c.
6. Loans to foreign governments and official institutions	RCFD5389	0	RCFD5390	0	RCFD5391	52	6.
7. All other loans	RCFD5459	16,249	RCFD5460	446	RCFD5461	42,235	7.
8. Lease financing receivables:							8.
a. Leases to individuals for household, family, and other personal expenditures	RCFDF166	0	RCFDF167	0	RCFDF168	0	8.a.
b. All other leases	RCFDF169	0	RCFDF170	0	RCFDF171	0	8.b.
9. Total loans and leases (sum of items 1 through 8.b)	RCFD1406	330,181	RCFD1407	4,014	RCFD1403	494,542	9.
10. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCFD3505	0	RCFD3506	0	RCFD3507	0	10.
11. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:	RCFDK036	1,451	RCFDK037	0	RCFDK038	891	11.
a. Guaranteed portion of loans and leases included in item 11 above, excluding rebooked “GNMA loans”	RCFDK039	1,402	RCFDK040	0	RCFDK041	801	11.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 11 above	RCFDK042	5	RCFDK043	0	RCFDK044	0	11.b.
12. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:							12.
a. Loans secured by real estate in domestic offices:							12.a.
1. Construction, land development, and other land loans:							12.a.1.
a. 1-4 family residential construction loans	RCONK045	0	RCONK046	0	RCONK047	0	12.a.1.a.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	48

	(Column A) Past due 30		(Column B) Past due 90		(Column C) Nonaccrual
	through 89 days and still		days or more and still
Dollar amounts in thousands	accruing		accruing
b. Other construction loans and all land development and other land loans	RCONK048	0	RCONK049	0	RCONK050	0	12.a.1.b.
2. Secured by farmland	RCONK051	0	RCONK052	0	RCONK053	0	12.a.2.
3. Secured by 1-4 family residential properties:							12.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054	0	RCONK055	0	RCONK056	0	12.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:							12.a.3.b.
1. Secured by first liens	RCONK057	0	RCONK058	0	RCONK059	0	12.a.3.b.1.
2. Secured by junior liens	RCONK060	0	RCONK061	0	RCONK062	0	12.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONK063	0	RCONK064	0	RCONK065	0	12.a.4.
5. Secured by nonfarm nonresidential properties:							12.a.5.
a. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK066	0	RCONK067	0	RCONK068	0	12.a.5.a.
b. Loans secured by other nonfarm nonresidential properties	RCONK069	0	RCONK070	0	RCONK071	0	12.a.5.b.
b. Not applicable							12.b.
c. Not applicable							12.c.
d. Not applicable							12.d.
e. All other loans and all leases	RCFDK087	0	RCFDK088	0	RCFDK089	0	12.e.
f. Portion of covered loans and leases included in items 12.a through 12.e above that is protected by FDIC loss-sharing agreements	RCFDK102	0	RCFDK103	0	RCFDK104	0	12.f.
1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):							M.1.
a. Construction, land development, and other land loans in domestic offices:							M.1.a.
1. 1-4 family residential construction loans	RCONK105	0	RCONK106	0	RCONK107	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK108	0	RCONK109	0	RCONK110	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties in domestic offices..	RCONF661	0	RCONF662	0	RCONF663	0	M.1.b.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK111	0	RCONK112	0	RCONK113	0	M.1.c.
d. Secured by nonfarm nonresidential properties in domestic offices:							M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114	0	RCONK115	0	RCONK116	529	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK117	0	RCONK118	0	RCONK119	0	M.1.d.2.
e. Commercial and industrial loans:							M.1.e.
1. To U.S. addressees (domicile)	RCFDK120	0	RCFDK121	0	RCFDK122	12,067	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCFDK123	0	RCFDK124	0	RCFDK125	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK126	0	RCFDK127	0	RCFDK128	0	M.1.f.
Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.f, columns A through C): 1. Loans secured by farmland in domestic offices	RCONK130	0	RCONK131	0	RCONK132	0	M.1.f.1.
2. Not applicable							M.1.f.2.
3. Loans to finance agricultural production and other loans to farmers	RCFDK138	0	RCFDK139	0	RCFDK140	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:							M.1.f.4.
a. Credit cards	RCFDK274	0	RCFDK275	0	RCFDK276	0	M.1.f.4.a.
b. Automobile loans	RCFDK277	0	RCFDK278	0	RCFDK279	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK280	0	RCFDK281	0	RCFDK282	0	M.1.f.4.c.
g. Total loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above and not reported in Schedule RC-C, Part I, Memorandum item 1 (sum of items Memorandum item 1.a.(1) through Memorandum item 1.f)[1]	RCFDHK26	0	RCFDHK27	0	RCFDHK28	12,596	M.1.g.

1.	Exclude amounts reported in Memorandum items 1.f.(1) through 1.f.(4) when calculating the total in Memorandum item 1.g.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	49

	(Column A) Past due 30		(Column B) Past due 90		(Column C) Nonaccrual
	through 89 days and still		days or more and still
Dollar amounts in thousands	accruing		accruing
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCFD6558	0	RCFD6559	0	RCFD6560	0	M.2.
3. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCFD1248	17,011	RCFD1249	0	RCFD1250	35,295	M.3.
4. Not applicable							M.4.
5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above)	RCFDC240	0	RCFDC241	0	RCFDC226	2,718	M.5.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more
6. Derivative contracts: Fair value of amounts carried as assets	RCFD3529	1,939	RCFD3530	6,647	M.6.

Dollar amounts in thousands
Memorandum items 7, 8, 9.a, and 9.b are to be completed semiannually in the June and December reports only. 7. Additions to nonaccrual assets during the previous six months	RCFDC410	NR	M.7.
8. Nonaccrual assets sold during the previous six months	RCFDC411	NR	M.8.

	(Column A) Past due 30		(Column B) Past due 90		(Column C) Nonaccrual
	through 89 days and still		days or more and still
Dollar amounts in thousands	accruing		accruing
9. Purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Stament of Position 03-3):[2]							M.9.
a. Outstanding balance	RCFDL183	NR	RCFDL184	NR	RCFDL185	NR	M.9.a.
b. Amount included in Schedule RC-N, items 1 through 7, above	RCFDL186	NR	RCFDL187	NR	RCFDL188	NR	M.9.b.

2.	Memorandum items 9.a and 9.b should be completed only by institutions that have not yet adopted ASU 2016-13.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	50

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments(Form Type - 031)

All FDIC-insured depository institutions must complete items 1 through 9, 10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 6 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an “unconsolidated single FDIC certificate number basis” (see instructions) and complete Memorandum items 6 through 18 on a fully consolidated basis.

Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF236	140,816,739	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDF237	5,256,572	2.
3. Total foreign deposits, including interest accrued and unpaid thereon (included in item 2 above)	RCFNF234	5,256,572	3.
4. Average consolidated total assets for the calendar quarter	RCFDK652	165,660,879	4.
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCFDK653	1	4.a.
5. Average tangible equity for the calendar quarter[1]	RCFDK654	18,193,088	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCFDK655	0	6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCFDG465	1,753,814	7.a.
b. Over one year through three years	RCFDG466	14,503	7.b.
c. Over three years through five years	RCFDG467	138,214	7.c.
d. Over five years	RCFDG468	298,450	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.
a. One year or less	RCFDG469	0	8.a.
b. Over one year through three years	RCFDG470	0	8.b.
c. Over three years through five years	RCFDG471	0	8.c.
d. Over five years	RCFDG472	1,433,974	8.d.
9. Brokered reciprocal deposits (included in Schedule RC-E, Part I, Memorandum item 1.b)	RCONG803	0	9.
Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution. a. Fully consolidated brokered reciprocal deposits	RCONL190	NR	9.a.
10. Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is “YES,” complete items 10.a and 10.b.	RCFDK656	No	10.
If the answer to item 10 is “YES,” complete items 10.a and 10.b. a. Banker’s bank deduction	RCFDK657	NR	10.a.
b. Banker’s bank deduction limit	RCFDK658	NR	10.b.
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is “YES,” complete items 11.a and 11.b	RCFDK659	Yes	11.
If the answer to item 11 is “YES,” complete items 11.a and 11.b. a. Custodial bank deduction	RCFDK660	57,319,665	11.a.
b. Custodial bank deduction limit	RCFDK661	2,542,880	11.b.
1.Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:[1]			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	31,918,653	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	492398	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:[1]			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	103,641,514	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	30207	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:[1]			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	0	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	0	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:[1]			M.1.d.

1.	See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies’ regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions.

1.	The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	51

Dollar amounts in thousands
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	0	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	0	M.1.d.2.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. 2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid (see instructions)[3]	RCON5597	95,994,069	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:			M.3.
a. Legal title	TEXTA545	NR	M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Dually payable deposits in the reporting institution’s foreign branches	RCFNGW43	0	M.4.
Memorandum items 5 through 12 are to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. 5. Applicable portion of the CECL transitional amount or modified CECL transitional amount that has been added to retained earnings for regulatory capital purposes as of the current report date and is attributable to loans and leases held for investment	RCFDMW53	0	M.5.
6. Criticized and classified items:			M.6.
a. Special mention	RCFDK663	CONF	M.6.a.
b. Substandard	RCFDK664	CONF	M.6.b.
c. Doubtful	RCFDK665	CONF	M.6.c.
d. Loss	RCFDK666	CONF	M.6.d.
7. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations:			M.7.
a. Nontraditional 1-4 family residential mortgage loans	RCFDN025	CONF	M.7.a.
b. Securitizations of nontraditional 1-4 family residential mortgage loans	RCFDN026	CONF	M.7.b.
8. “Higher-risk consumer loans” as defined for assessment purposes only in FDIC regulations:			M.8.
a. Higher-risk consumer loans	RCFDN027	CONF	M.8.a.
b. Securitizations of higher-risk consumer loans	RCFDN028	CONF	M.8.b.
9. “Higher-risk commercial and industrial loans and securities” as defined for assessment purposes only in FDIC regulations:			M.9.
a. Higher-risk commercial and industrial loans and securities	RCFDN029	CONF	M.9.a.
b. Securitizations of higher-risk commercial and industrial loans and securities	RCFDN030	CONF	M.9.b.
10. Commitments to fund construction, land development, and other land loans secured by real estate for the consolidated bank:			M.10.
a. Total unfunded commitments	RCFDK676	204,858	M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCFDK677	0	M.10.b.
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCFDK669	0	M.11.
12. Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	9,557,358	M.12.

Memorandum item 13.a is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Memorandum items 13.b through 13.h are to be completed by “large institutions” only.

13. Portion of funded loans and securities in domestic and foreign offices guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements):

			M.13.
a. Construction, land development, and other land loans secured by real estate	RCFDN177	0	M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCFDN178	0	M.13.b.
c. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDN179	529	M.13.c.
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN180	0	M.13.d.
e. Commercial and industrial loans	RCFDN181	0	M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures	RCFDN182	0	M.13.f.
g. All other loans to individuals for household, family, and other personal expenditures	RCFDN183	30,256	M.13.g.
h. Non-agency residential mortgage-backed securities	RCFDM963	0	M.13.h.
Memorandum items 14 and 15 are to be completed by “highly complex institutions” as defined in FDIC regulations. 14. Amount of the institution’s largest counterparty exposure	RCFDK673	CONF	M.14.
15. Total amount of the institution’s 20 largest counterparty exposures	RCFDK674	CONF	M.15.

3.	Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	52

Dollar amounts in thousands
Memorandum item 16 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. 16. Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, part I, Memorandum item 1)	RCFDL189	0	M.16.

Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution.

17. Selected fully consolidated data for deposit insurance assessment purposes:

M.17.
a. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDL194	NR	M.17.a.
b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDL195	NR	M.17.b.
c. Unsecured “Other borrowings” with a remaining maturity of one year or less	RCFDL196	NR	M.17.c.
d. Estimated amount of uninsured deposits in domestic offices of the institution and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid	RCONL197	NR	M.17.d.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	53

Dollar amounts in thousands	(Column A) Two-Year Probability of Default (PD) <= 1%	(Column B) Two-Year Probability of Default (PD) 1.01–4%	(Column C) Two-Year Probability of Default (PD) 4.01–7%	(Column D) Two-Year Probability of Default (PD) 7.01–10%	(Column E) Two-Year Probability of Default (PD) 10.01–14%	(Column F) Two-Year Probability of Default (PD) 14.01–16%	(Column G) Two-Year Probability of Default (PD) 16.01–18%	(Column H) Two-Year Probability of Default (PD) 18.01–20%	(Column I) Two-Year Probability of Default (PD) 20.01–22%	(Column J) Two-Year Probability of Default (PD) 22.01–26%	(Column K) Two-Year Probability of Default (PD) 26.01–30%	(Column L) Two-Year Probability of Default (PD) > 30%	(Column M) Two-Year Probability of Default (PD) Unscoreable	(Column N) Two-Year Probability of Default (PD) Total	(Column O) PDs Were Derived Using
18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:																M.18.
a. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCFDM964 CONF	RCFDM965 CONF	RCFDM966 CONF	RCFDM967 CONF	RCFDM968 CONF	RCFDM969 CONF	RCFDM970 CONF	RCFDM971 CONF	RCFDM972 CONF	RCFDM973 CONF	RCFDM974 CONF	RCFDM975 CONF	RCFDM976 CONF	RCFDM977 CONF	RCFDM978 CONF	M.18.a.
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDM979 CONF	RCFDM980 CONF	RCFDM981 CONF	RCFDM982 CONF	RCFDM983 CONF	RCFDM984 CONF	RCFDM985 CONF	RCFDM986 CONF	RCFDM987 CONF	RCFDM988 CONF	RCFDM989 CONF	RCFDM990 CONF	RCFDM991 CONF	RCFDM992 CONF	RCFDM993 CONF	M.18.b.
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCFDM994 CONF	RCFDM995 CONF	RCFDM996 CONF	RCFDM997 CONF	RCFDM998 CONF	RCFDM999 CONF	RCFDN001 CONF	RCFDN002 CONF	RCFDN003 CONF	RCFDN004 CONF	RCFDN005 CONF	RCFDN006 CONF	RCFDN007 CONF	RCFDN008 CONF	RCFDN009 CONF	M.18.c.
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN010 CONF	RCFDN011 CONF	RCFDN012 CONF	RCFDN013 CONF	RCFDN014 CONF	RCFDN015 CONF	RCFDN016 CONF	RCFDN017 CONF	RCFDN018 CONF	RCFDN019 CONF	RCFDN020 CONF	RCFDN021 CONF	RCFDN022 CONF	RCFDN023 CONF	RCFDN024 CONF	M.18.d.
e. Credit cards	RCFDN040 CONF	RCFDN041 CONF	RCFDN042 CONF	RCFDN043 CONF	RCFDN044 CONF	RCFDN045 CONF	RCFDN046 CONF	RCFDN047 CONF	RCFDN048 CONF	RCFDN049 CONF	RCFDN050 CONF	RCFDN051 CONF	RCFDN052 CONF	RCFDN053 CONF	RCFDN054 CONF	M.18.e.
f. Automobile loans	RCFDN055 CONF	RCFDN056 CONF	RCFDN057 CONF	RCFDN058 CONF	RCFDN059 CONF	RCFDN060 CONF	RCFDN061 CONF	RCFDN062 CONF	RCFDN063 CONF	RCFDN064 CONF	RCFDN065 CONF	RCFDN066 CONF	RCFDN067 CONF	RCFDN068 CONF	RCFDN069 CONF	M.18.f.
g. Student loans	RCFDN070 CONF	RCFDN071 CONF	RCFDN072 CONF	RCFDN073 CONF	RCFDN074 CONF	RCFDN075 CONF	RCFDN076 CONF	RCFDN077 CONF	RCFDN078 CONF	RCFDN079 CONF	RCFDN080 CONF	RCFDN081 CONF	RCFDN082 CONF	RCFDN083 CONF	RCFDN084 CONF	M.18.g.
h. Other consumer loans and revolving credit plans other than credit cards	RCFDN085 CONF	RCFDN086 CONF	RCFDN087 CONF	RCFDN088 CONF	RCFDN089 CONF	RCFDN090 CONF	RCFDN091 CONF	RCFDN092 CONF	RCFDN093 CONF	RCFDN094 CONF	RCFDN095 CONF	RCFDN096 CONF	RCFDN097 CONF	RCFDN098 CONF	RCFDN099 CONF	M.18.h.
i. Consumer leases	RCFDN100 CONF	RCFDN101 CONF	RCFDN102 CONF	RCFDN103 CONF	RCFDN104 CONF	RCFDN105 CONF	RCFDN106 CONF	RCFDN107 CONF	RCFDN108 CONF	RCFDN109 CONF	RCFDN110 CONF	RCFDN111 CONF	RCFDN112 CONF	RCFDN113 CONF	RCFDN114 CONF	M.18.i.
j. Total	RCFDN115 CONF	RCFDN116 CONF	RCFDN117 CONF	RCFDN118 CONF	RCFDN119 CONF	RCFDN120 CONF	RCFDN121 CONF	RCFDN122 CONF	RCFDN123 CONF	RCFDN124 CONF	RCFDN125 CONF	RCFDN126 CONF	RCFDN127 CONF	RCFDN128 CONF		M.18.j.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	54

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices(Form Type - 031)

Schedule RC-P is to be completed by banks at which either 1-4 family residential mortgage loan originations and purchases for resale from all sources, loan sales, or quarter-end loans held for sale or trading in domestic offices exceed $10 million for two consecutive quarters.

Dollar amounts in thousands
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale[1]	RCONHT81	2,482	1.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale[2]	RCONHT82	0	2.
3. 1-4 family residential mortgage loans sold during the quarter	RCONFT04	6,482	3.
4. 1-4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, items 4.a and 5)	RCONFT05	1,355	4.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i)	RIADHT85	533	5.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter	RCONHT86	0	6.
7. Representation and warranty reserves for 1-4 family residential mortgage loans sold:			7.
a. For representations and warranties made to U.S. government agencies and government-sponsored agencies..	RCONL191	CONF	7.a.
b. For representations and warranties made to other parties	RCONL192	CONF	7.b.
c. Total representation and warranty reserves (sum of items 7.a and 7.b)	RCONM288	4,723	7.c.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis(Form Type - 031)

Schedule RC-Q is to be completed by banks that:

(1) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or

(2) Are required to complete Schedule RC-D, Trading Assets and Liabilities.

Dollar amounts in thousands	(Column A)Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
1. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading[1]	RCFDJA36 26,846,096	RCFDG474 0	RCFDG475 9,617,638	RCFDG476 17,121,199	RCFDG477 107,259	1.
2. Federal funds sold and securities purchased under agreements to resell	RCFDG478 0	RCFDG479 0	RCFDG480 0	RCFDG481 0	RCFDG482 0	2.
3. Loans and leases held for sale	RCFDG483 328,564	RCFDG484 0	RCFDG485 0	RCFDG486 278,910	RCFDG487 49,654	3.
4. Loans and leases held for investment	RCFDG488 18,429	RCFDG489 0	RCFDG490 0	RCFDG491 18,429	RCFDG492 0	4.
5. Trading assets:						5.
a. Derivative assets	RCFD3543 1,208,155	RCFDG493 14,748,490	RCFDG494 15,119	RCFDG495 15,884,827	RCFDG496 56,699	5.a.
b. Other trading assets	RCFDG497 16,373,073	RCFDG498 0	RCFDG499 11,510,914	RCFDG500 4,862,159	RCFDG501 0	5.b.
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCFDF240 0	RCFDF684 0	RCFDF692 0	RCFDF241 0	RCFDF242 0	5.b.1.
6. All other assets	RCFDG391 40,096	RCFDG392 81,279	RCFDG395 0	RCFDG396 100,494	RCFDG804 20,881	6.
7.Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	RCFDG502 44,814,413	RCFDG503 14,829,769	RCFDG504 21,143,671	RCFDG505 38,266,018	RCFDG506 234,493	7.
8. Deposits	RCFDF252 1,404,128	RCFDF686 0	RCFDF694 0	RCFDF253 1,134,215	RCFDF254 269,913	8.
9. Federal funds purchased and securities sold under agreements to repurchase	RCFDG507 0	RCFDG508 0	RCFDG509 0	RCFDG510 0	RCFDG511 0	9.
10. Trading liabilities:						10.
a. Derivative liabilities	RCFD3547 1,259,542	RCFDG512 13,384,523	RCFDG513 15,746	RCFDG514 14,575,352	RCFDG515 52,967	10.a.
b. Other trading liabilities	RCFDG516 983,876	RCFDG517 0	RCFDG518 983,876	RCFDG519 0	RCFDG520 0	10.b.

1.	Exclude originations and purchases of 1–4 family residential mortgage loans that are held for investment.

1.	The amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	55

Dollar amounts in thousands	(Column A)Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
11. Other borrowed money	RCFDG521 414,254	RCFDG522 0	RCFDG523 0	RCFDG524 128,841	RCFDG525 285,413	11.
12. Subordinated notes and debentures	RCFDG526 739,953	RCFDG527 0	RCFDG528 0	RCFDG529 739,953	RCFDG530 0	12.
13. All other liabilities	RCFDG805 223,494	RCFDG806 16,940	RCFDG807 0	RCFDG808 240,434	RCFDG809 0	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCFDG531 5,025,247	RCFDG532 13,401,463	RCFDG533 999,622	RCFDG534 16,818,795	RCFDG535 608,293	14.
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $100,000 and exceed 25% of item 6):						M.1.
a. Mortgage servicing assets	RCFDG536 0	RCFDG537 0	RCFDG538 0	RCFDG539 0	RCFDG540 0	M.1.a.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	56

	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Dollar amounts in thousands		Total Fair Value
	RCFDG541	RCFDG542	RCFDG543	RCFDG544	RCFDG545	M.1.b.
b. Nontrading derivative assets	33,097	81,279	0	93,495	20,881

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:			M.1.c.
1. Describe component	TEXTG546	NR	M.1.c.1.

	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Dollar amounts in thousands		Total Fair Value
	RCFDG546	RCFDG547	RCFDG548	RCFDG549	RCFDG550	M.1.c.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:			M.1.d.
1. Describe component	TEXTG551	NR	M.1.d.1.

	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Dollar amounts in thousands		Total Fair Value
	RCFDG551	RCFDG552	RCFDG553	RCFDG554	RCFDG555	M.1.d.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:			M.1.e.
1. Describe component	TEXTG556	NR	M.1.e.1.

	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Dollar amounts in thousands		Total Fair Value
	RCFDG556	RCFDG557	RCFDG558	RCFDG559	RCFDG560	M.1.e.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:			M.1.f.
1. Describe component	TEXTG561	NR	M.1.f.1.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	57

	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Dollar amounts in thousands		Total Fair Value
	RCFDG561	RCFDG562	RCFDG563	RCFDG564	RCFDG565	M.1.f.2.
2. Amount of component	0	0	0	0	0
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $100,000 and exceed 25% of item 13):						M.2.
	RCFDF261	RCFDF689	RCFDF697	RCFDF262	RCFDF263	M.2.a.
a. Loan commitments (not accounted for as derivatives)	0	0	0	0	0
	RCFDG566	RCFDG567	RCFDG568	RCFDG569	RCFDG570	M.2.b.
b. Nontrading derivative liabilities	223,494	16,940	0	240,434	0

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:			M.2.c.
1. Describe component	TEXTG571	NR	M.2.c.1.

	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Dollar amounts in thousands		Total Fair Value
	RCFDG571	RCFDG572	RCFDG573	RCFDG574	RCFDG575	M.2.c.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:			M.2.d.
1. Describe component	TEXTG576	NR	M.2.d.1.

	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Dollar amounts in thousands		Total Fair Value
	RCFDG576	RCFDG577	RCFDG578	RCFDG579	RCFDG580	M.2.d.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:			M.2.e.
1. Describe component	TEXTG581	NR	M.2.e.1.

	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Dollar amounts in thousands		Total Fair Value
	RCFDG581	RCFDG582	RCFDG583	RCFDG584	RCFDG585	M.2.e.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:	M.2.f.
1. Describe component
(TEXTG586) NR	M.2.f.1.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	58

	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
Dollar amounts in thousands		Total Fair Value
	RCFDG586	RCFDG587	RCFDG588	RCFDG589	RCFDG590	M.2.f.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands	Consolidated Bank
3. Loans measured at fair value (included in Schedule RC-C, Part I, items 1 through 9):			M.3.
a. Loans secured by real estate:			M.3.a.
1. Secured by 1-4 family residential properties	RCFDHT87	0	M.3.a.1.
2. All other loans secured by real estate	RCFDHT88	0	M.3.a.2.
b. Commercial and industrial loans	RCFDF585	254,774	M.3.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT89	0	M.3.c.
d. Other loans	RCFDF589	73,789	M.3.d.
4. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-Q, Memorandum item 3):			M.4.
a. Loans secured by real estate:			M.4.a.
1. Secured by 1-4 family residential properties	RCFDHT91	0	M.4.a.1.
2. All other loans secured by real estate	RCFDHT92	0	M.4.a.2.
b. Commercial and industrial loans	RCFDF597	256,367	M.4.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT93	0	M.4.c.
d. Other loans	RCFDF601	127,900	M.4.d.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	59

Schedule RC-R Part I - Regulatory Capital Components and Ratios(Form Type - 031)

Part I is to be completed on a consolidated basis.

Dollar amounts in thousands
1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares	RCFAP742	13,033,442	1.
2. Retained earnings[1]	RCFAKW00	4,228,729	2.
To be completed only by institutions that have adopted ASU 2016-13:
a. Does your institution have a CECL transition election in effect as of the quarter-end report date? (enter “0” for No; enter “1” for Yes with a 3-year CECL transition election; enter “2” for Yes with a 5-year 2020 CECL transition election.)	RCOAJJ29	2	2.a.
3. Accumulated other comprehensive income (AOCI)	RCFAB530	-2,256,633	3.
a. AOCI opt-out election (enter “1” for Yes; enter “0” for No.) (Advanced approaches institutions must enter “0” for No.)	RCOAP838	1	3.a.
4. Common equity tier 1 minority interest includable in common equity tier 1 capital	RCFAP839	0	4.
5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)	RCFAP840	15,005,538	5.
6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)	RCFAP841	458,000	6.
7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs	RCFAP842	0	7.
8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs	RCFAP843	7,959	8.
9. AOCI-related adjustments (items 9.a through 9.e are effective January 1, 2015) (if entered “1” for Yes in item 3.a, complete only items 9.a through 9.e; if entered “0” for No in item 3.a, complete only item 9.f):			9.
a. LESS: Net unrealized gains (losses) on available-for-sale debt securities (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP844	-2,048,002	9.a.
b. Not applicable			9.b.
c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP846	-298,134	9.c.
d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP847	4,465	9.d.
e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP848	-17,664	9.e.
f. LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relate to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value) (To be completed only by institutions that entered “0” for No in item 3.a)	RCFAP849	NR	9.f.
10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:			10.
a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAQ258	102,702	10.a.
b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions.	RCFAP850	8,898	10.b.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	60

	(Column A) Non-advanced		(Column B) Advanced
Dollar amounts in thousands	Approaches Institutions		Approaches Institutions
11. LESS: Non-significant investments in the capital of unconsolidated financial institutions in the form of common stock that exceed the 10 percent threshold for non-significant investments			RCFWP851	NR	11.
12. Subtotal (for column A, item 5 minus items 6 through 10.b; for column B, item 5 minus items 6 through 11)	RCFAP852	16,787,314	RCFWP852	NR	12.
13. Not available					13.
a. LESS: Investments in the capital of unconsolidated financial institutions, net of associated DTLs, that exceed 25 percent of item 12	RCFALB58	0			13.a.
b. LESS: Significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold			RCFWP853	NR	13.b.
14. Not available					14.
a. LESS: MSAs, net of associated DTLs, that exceed 25 percent of item 12	RCFALB59	0			14.a.
b. LESS: MSAs, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold			RCFWP854	NR	14.b.
15. Not available					15.
a. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed 25 percent of item 12	RCFALB60	0			15.a.
b. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold			RCFWP855	NR	15.b.
16. LESS: Amount of significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs; MSAs, net of associated DTLs; and DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs; that exceeds the 15 percent common equity tier 1 capital deduction threshold			RCFWP856	NR	16.
17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions	RCFAP857	0	RCFWP857	NR	17.
18. Total adjustments and deductions for common equity tier 1 capital[3]	RCFAP858	0	RCFWP858	NR	18.
19. Common equity tier 1 capital (item 12 minus item 18)	RCFAP859	16,787,314	RCFWP859	NR	19.

Dollar amounts in thousands
20. Additional tier 1 capital instruments plus related surplus	RCFAP860	1,500,000	20.
21. Non-qualifying capital instruments subject to phase out from additional tier 1 capital	RCFAP861	0	21.
22. Tier 1 minority interest not included in common equity tier 1 capital	RCFAP862	0	22.
23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)	RCFAP863	1,500,000	23.
24. LESS: Additional tier 1 capital deductions	RCFAP864	0	24.
25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)	RCFAP865	1,500,000	25.
26. Tier 1 capital[1]	RCFA8274	18,287,314	26.
27. Average total consolidated assets[2]	RCFAKW03	165,660,879	27.
28. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 13 through 15, 17, and certain elements of item 24 - see instructions)[3]	RCFAP875	474,857	28.
29. LESS: Other deductions from (additions to) assets for leverage ratio purposes	RCFAB596	-4,465	29.
30. Total assets for the leverage ratio (item 27 minus items 28 and 29)	RCFAA224	165,190,487	30.
31. Leverage ratio (item 26 divided by 30)	RCFA7204	11.0704%	31.
a. Does your institution have a community bank leverage ratio (CBLR) framework election in effect as of the quarter-end report date? (enter “1” for Yes; enter “0” for No)	RCOALE74	0	31.a.

Item 31.b is to be completed only by non-advanced approaches institutions that elect to use the Standardized Approach for Counterparty Credit Risk (SA-CCR) for purposes of the standardized approach and supplementary leverage ratio.

b. Standardized Approach for Counterparty Credit Risk opt-in election (enter “1” for Yes; leave blank for No.)[4]

	RCOANC99	NR	31.b.

1.	Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in this item.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	61

Dollar amounts in thousands	(Column A) Amount		(Column B) Percentage
32. Total assets (Schedule RC, item 12); (must be less than $10 billion)	RCFA2170	NR			32.
33. Trading assets and trading liabilities (Schedule RC, sum of items 5 and 15). Report as a dollar amount in Column A and as a percentage of total assets (5% limit) in Column B	RCFAKX77	NR	RCFAKX78	NR	33.
34. Off-balance sheet exposures:					34.
a. Unused portion of conditionally cancellable commitments	RCFAKX79	NR			34.a.
b. Securities lent and borrowed (Schedule RC-L, sum of items 6.a and 6.b)	RCFAKX80	NR			34.b.
c. Other off-balance sheet exposures	RCFAKX81	NR			34.c.
d. Total off-balance sheet exposures (sum of items 34.a through 34.c). Report as a dollar amount in Column A and as a percentage of total assets (25% limit) in Column B	RCFAKX82	NR	RCFAKX83	NR	34.d.

Dollar amounts in thousands
35. Unconditionally cancellable commitments	RCFAS540	NR	35.
36. Investments in the tier 2 capital of unconsolidated financial institutions	RCFALB61	NR	36.
37. Allocated transfer risk reserve	RCFA3128	NR	37.
38. Amount of allowances for credit losses on purchased credit-deteriorated assets:[1]			38.
a. Loans and leases held for investment	RCFAJJ30	NR	38.a.
b. Held-to-maturity debt securities	RCFAJJ31	NR	38.b.
c. Other financial assets measured at amortized cost	RCFAJJ32	NR	38.c.
39. Tier 2 capital instruments plus related surplus	RCFAP866	1,440,794	39.
40. Non-qualifying capital instruments subject to phase-out from tier 2 capital	RCFAP867	0	40.
41. Total capital minority interest that is not included in tier 1 capital	RCFAP868	0	41.
42. Allowance for loan and lease losses and eligible credit reserves includable in tier 2 capital			42.
a. Allowance for loan and lease losses includable in tier 2 capital[3]	RCFA5310	691,272	42.a.
b. (Advanced approaches institutions that exit parallel run only): Eligible credit reserves includable in tier 2 capital	RCFW5310	NR	42.b.
43. Not applicable			43.
44. Tier 2 capital before deductions			44.
a. Tier 2 capital before deductions (sum of items 39 through 42)	RCFAP870	2,132,066	44.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital before deductions (sum of items 39 through 41, plus item 42.b)	RCFWP870	NR	44.b.
45. LESS: Tier 2 capital deductions	RCFAP872	0	45.
46. Tier 2 capital			46.
a. Tier 2 capital (greater of item 44.a minus item 45, or zero)	RCFA5311	2,132,066	46.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital (greater of item 44.b minus item 45, or zero)	RCFW5311	NR	46.b.
47. Total capital			47.
a. Total capital (sum of items 26 and 46.a)	RCFA3792	20,419,380	47.a.
b. (Advanced approaches institutions that exit parallel run only): Total capital (sum of items 26 and 46.b)	RCFW3792	NR	47.b.
48. Total risk-weighted assets			48.
a. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)	RCFAA223	101,205,294	48.a.
b. (Advanced approaches institutions that exit parallel run only): Total risk-weighted assets using advanced approaches rule (from FFIEC 101 Schedule A, item 60)	RCFWA223	NR	48.b.

3.	Beginning with the June 30, 2020, report date, all non-advanced approaches institutions should report in item 18, column A, the sum of items 13.a, 14.a, 15.a, and 17, column A; all advanced approaches institutions should report in item 18, column B, the sum of items 13.b, 14.b, 15.b, 16, and 17, column B.
1.	Beginning with the June 30, 2020, report date, all non-advanced approaches institutions should report the sum of item 19, column A, and item 25 in item 26; all advanced approaches institutions should report the sum of item 19, column B, and item 25 in item 26.
2.	Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 27.
3.	Beginning with the June 30, 2020, report date, all non-advanced approaches institutions should report in item 28 the sum of items 6, 7, 8, 10.b, 13.a, 14.a, 15.a, 17 (column A), and certain elements of item 24 - see instructions; all advanced approaches institutions should report in item 28, the sum of items 6, 7, 8, 10.b, 11, 13.b, 14.b, 15.b, 16, 17 (column B), and certain elements of item 24 - see instructions.
4.	For the December 31, 2021, report date only, advanced approaches institutions that adopt SA-CCR prior to the mandatory compliance date should enter “1” in item 31.b.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	62

Dollar amounts in thousands	(Column A) Percentage		(Column B) Percentage
49. Common equity tier 1 capital ratio (Column A: item 19, column A or B, as applicable, divided by item 48.a) (Advanced approaches institutions that exit parallel run only: Column B: item 19, column B, divided by item 48.b)	RCFAP793	16.5874%	RCFWP793	NR	49.
50. Tier 1 capital ratio (Column A: item 26 divided by item 48.a) (Advanced approaches institutions that exit parallel run only: Column B: item 26 divided by item 48.b)	RCFA7206	18.0695%	RCFW7206	NR	50.
51. Total capital ratio (Column A: item 47.a divided by item 48.a) (Advanced approaches institutions that exit parallel run only: Column B: item 47.b divided by item 48.b)	RCFA7205	20.1762%	RCFW7205	NR	51.

Dollar amounts in thousands
52. Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments:			52.
a. Capital conservation buffer	RCFAH311	12.0695%	52.a.
b. Advanced approaches institutions and institutions subject to Category III capital standards only:Total applicable capital buffer	RCFWH312	NR	52.b.
53. Eligible retained income[1]	RCFAH313	NR	53.
54. Distributions and discretionary bonus payments during the quarter[2]	RCFAH314	NR	54.
55. Advanced approaches institutions and institutions subject to Category III capital standards only: Supplementary leverage ratio information:			55.
a. Total leverage exposure[3]	RCFAH015	NR	55.a.
b. Supplementary leverage ratio	RCFAH036	NR	55.b.

1.	Items 38.a through 38.c should be completed only by institutions that have adopted ASU 2016-13.
3.	Institutions that have adopted ASU 2016-13 should report the amount of adjusted allowances for credit losses (AACL), as defined in the regulatory capital rule, includable in tier 2 capital in item 42.a.
1.	Institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to 2.5000 percent (plus any other applicable buffer if the institution is an advanced approaches institution or a Category III institution).
2.	Institutions must complete item 54 only if the amount reported in Schedule RC-R, Part I, item 46.a, in the Call Report for the December 31, 2019, report date was less than or equal to 2.5000 percent (plus any other applicable buffer if the institution is an advanced approaches institution or a Category III institution).
3.	Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 55.a.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	63

Schedule RC-R Part II - Risk-Weighted Assets(Form Type - 031)

Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies’ regulatory capital rules and not deducted from tier 1 or tier 2 capital.

Dollar amounts in thousands	(Column A) Totals from Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
1. Cash and balances due from depository institutions	RCFDD957 23,743,827	RCFDS396 0	RCFDD958 23,004,242				RCFDD959 674,907	RCFDS397 4,876	RCFDD960 59,802	RCFDS398 0	1.
2. Securities:											2.
a. Held-to-maturity securities[3]	RCFDD961 10,551,114	RCFDS399 -33	RCFDD962 9,077,927	RCFDHJ74 0	RCFDHJ75 0		RCFDD963 1,470,889	RCFDD964 2,331	RCFDD965 0	RCFDS400 0	2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDJA21 26,832,319	RCFDS402 -2,713,626	RCFDD967 20,128,560	RCFDHJ76 0	RCFDHJ77 0		RCFDD968 9,192,405	RCFDD969 0	RCFDD970 224,980	RCFDS403 0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:											3.
a. Federal funds sold in domestic offices	RCOND971 0		RCOND972 0				RCOND973 0	RCONS410 0	RCOND974 0	RCONS411 0	3.a.
b. Securities purchased under agreements to resell	RCFDH171 21,721,039	RCFDH172 21,721,039									3.b.
4. Loans and leases held for sale:											4.
a. Residential mortgage exposures	RCFDS413 1,820	RCFDS414 0	RCFDH173 0				RCFDS415 0	RCFDS416 1,381	RCFDS417 439		4.a.
b. High volatility commercial real estate exposures	RCFDS419 0	RCFDS420 0	RCFDH174 0				RCFDH175 0	RCFDH176 0	RCFDH177 0	RCFDS421 0	4.b.
c. Exposures past due 90 days or more or on nonaccrual[3]	RCFDS423 0	RCFDS424 0	RCFDS425 0	RCFDHJ78 0	RCFDHJ79 0		RCFDS426 0	RCFDS427 0	RCFDS428 0	RCFDS429 0	4.c.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
1. Cash and balances due from depository institutions										1.
2. Securities:										2.
a. Held-to-maturity securities										2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDH270 NR	RCFDS405 0		RCFDS406 0				RCFDH271 0	RCFDH272 0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:										3.
a. Federal funds sold in domestic offices										3.a.

3.	Institutions that have adopted ASU 2016-13 should report as a negative number allowances eligible for inclusion in tier 2 capital in Column B, which excludes PCD allowances.
3.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	64

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
b. Securities purchased under agreements to resell										3.b.
4. Loans and leases held for sale:										4.
a. Residential mortgage exposures								RCFDH273 0	RCFDH274 0	4.a.
b. High volatility commercial real estate exposures								RCFDH275 0	RCFDH276 0	4.b.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	65

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
c. Exposures past due 90 days or more or on nonaccrual[6]								RCFDH277 0	RCFDH278 0	4.c.

Dollar amounts in thousands	(Column A) Totals from Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
4. Loans and leases held for sale (continued):											4.
d. All other exposures	RCFDS431 446,228	RCFDS432 0	RCFDS433 0	RCFDHJ80 0	RCFDHJ81 0		RCFDS434 0	RCFDS435 0	RCFDS436 446,228	RCFDS437 0	4.d.
5. Loans and leases held for investment:											5.
a. Residential mortgage exposures	RCFDS439 17,350,774	RCFDS440 0	RCFDH178 0				RCFDS441 52,264	RCFDS442 16,348,654	RCFDS443 949,856		5.a.
b. High volatility commercial real estate exposures	RCFDS445 36,517	RCFDS446 0	RCFDH179 0				RCFDH180 0	RCFDH181 0	RCFDH182 0	RCFDS447 36,517	5.b.
c. Exposures past due 90 days or more or on nonaccrual[7]	RCFDS449 260,045	RCFDS450 0	RCFDS451 28,561	RCFDHJ82 0	RCFDHJ83 0		RCFDS452 0	RCFDS453 0	RCFDS454 0	RCFDS455 231,484	5.c.
d. All other exposures	RCFDS457 36,832,511	RCFDS458 0	RCFDS459 453,061	RCFDHJ84 0	RCFDHJ85 0		RCFDS460 437,514	RCFDS461 114,624	RCFDS462 35,676,042	RCFDS463 151,270	5.d.
6. LESS: Allowance for loan and lease losses	RCFD3123 570,815	RCFD3123 570,815									6.
7. Trading assets	RCFDD976 17,581,228	RCFDS466 17,046,905	RCFDD977 127,476	RCFDHJ86 0	RCFDHJ87 0		RCFDD978 406,847	RCFDD979 0	RCFDD980 0	RCFDS467 0	7.
8. All other assets[8]	RCFDD981 6,433,195	RCFDS469 506,715	RCFDD982 1,069,374	RCFDHJ88 0	RCFDHJ89 0		RCFDD983 234,501	RCFDD984 43,331	RCFDD985 2,852,672	RCFDH185 7,592	8.
a. Separate account bank-owned life insurance											8.a.
b. Default fund contributions to central counterparties											8.b.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	66

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
4. Loans and leases held for sale (continued):										4.
d. All other exposures								RCFDH279 0	RCFDH280 0	4.d.
5. Loans and leases held for investment:										5.
a. Residential mortgage exposures								RCFDH281 0	RCFDH282 0	5.a.
b. High volatility commercial real estate exposures								RCFDH283 0	RCFDH284 0	5.b.
c. Exposures past due 90 days or more or on nonaccrual[11]								RCFDH285 0	RCFDH286 0	5.c.
d. All other exposures								RCFDH287 0	RCFDH288 0	5.d.
6. LESS: Allowance for loan and lease losses										6.
7. Trading assets	RCFDH289 NR	RCFDH186 0	RCFDH290 0	RCFDH187 0				RCFDH291 0	RCFDH292 0	7.
8. All other assets[12]	RCFDH293 1,509,456	RCFDH188 0	RCFDS470 0	RCFDS471 0				RCFDH294 0	RCFDH295 0	8.
a. Separate account bank-owned life insurance								RCFDH296 209,554	RCFDH297 41,911	8.a.
b. Default fund contributions to central counterparties								RCFDH298 0	RCFDH299 0	8.b.

6.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
7.	For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
8.	Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.
11.	For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
12.	Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	67

Dollar amounts in thousands	(Column A) Totals	(Column B) Adjustments to Totals Reported in Column A	(Column Q) Exposure Amount 1,250%	(Column T) Total Risk-Weighted Asset Amount by Calculation Methodology SSFA	(Column U)Total Risk-Weighted Asset Amount by Calculation Methodology Gross-Up
9. On-balance sheet securitization exposures:						9.
a. Held-to-maturity securities	RCFDS475 684	RCFDS476 684	RCFDS477 0	RCFDS478 704	RCFDS479 0	9.a.
b. Available-for-sale securities	RCFDS480 13,776	RCFDS481 13,776	RCFDS482 0	RCFDS483 30,440	RCFDS484 0	9.b.
c. Trading assets	RCFDS485 0	RCFDS486 0	RCFDS487 0	RCFDS488 0	RCFDS489 0	9.c.
d. All other on-balance sheet securitization exposures	RCFDS490 3,257,600	RCFDS491 3,257,600	RCFDS492 0	RCFDS493 678,037	RCFDS494 0	9.d.
10. Off-balance sheet securitization exposures	RCFDS495 2,810,791	RCFDS496 2,810,791	RCFDS497 0	RCFDS498 627,173	RCFDS499 0	10.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	68

Dollar amounts in thousands	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
11. Total balance sheet assets[14]	RCFD2170 164,491,861	RCFDS500 39,262,245	RCFDD987 53,889,201	RCFDHJ90 0	RCFDHJ91 0		RCFDD988 12,469,327	RCFDD989 16,515,197	RCFDD990 40,210,019	RCFDS503 426,863	11.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount
11. Total balance sheet assets[14]	RCFDS504 1,509,456	RCFDS505 0	RCFDS506 0	RCFDS507 0			RCFDS510 0	RCFDH300 209,554	11.

Dollar amounts in thousands	(Column A) Face, Notional, or Other Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
12. Financial standby letters of credit	RCFDD991 6,135,150	RCFDD992 6,135,150	RCFDD993 1,028,102	RCFDHJ92 50	RCFDHJ93 0		RCFDD994 750,354	RCFDD995 286,858	RCFDD996 3,945,649	RCFDS511 124,137	12.
13. Performance standby letters of credit and transaction-related contingent items	RCFDD997 3,513,112	RCFDD998 1,756,556	RCFDD999 135,574				RCFDG603 377,978	RCFDG604 206,023	RCFDG605 1,033,667	RCFDS512 3,314	13.
14. Commercial and similar letters of credit with an original maturity of one year or less	RCFDG606 355,874	RCFDG607 71,175	RCFDG608 11,464	RCFDHJ94 0	RCFDHJ95 0		RCFDG609 1,162	RCFDG610 3,015	RCFDG611 55,534	RCFDS513 0	14.
15. Retained recourse on small business obligations sold with recourse	RCFDG612 0	RCFDG613 0	RCFDG614 0				RCFDG615 0	RCFDG616 0	RCFDG617 0	RCFDS514 0	15.

Dollar amounts in thousands	(Column A) Face, Notional, or Other Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
16. Repo-style transactions[21]	RCFDS515 838,288	RCFDS516 838,288	RCFDS517 0	RCFDS518 475,358	RCFDS519 0		RCFDS520 163,196	RCFDS521 0	RCFDS522 199,734	RCFDS523 0	16.
17. All other off-balance sheet liabilities	RCFDG618 0	RCFDG619 0	RCFDG620 0				RCFDG621 0	RCFDG622 0	RCFDG623 0	RCFDS524 0	17.
18. Unused commitments:*											18.
a. Original maturity of one year or less	RCFDS525 13,943,200	RCFDS526 2,788,640	RCFDS527 324,158	RCFDHJ96 0	RCFDHJ97 0		RCFDS528 557,549	RCFDS529 790	RCFDS530 1,901,909	RCFDS531 4,234	18.a.

14.	For each of columns A through R of item 11, report the sum of items 1 through 9. For item 11, the sum of columns B through R must equal column A. Item 11, column A, must equal Schedule RC, item 12.
21.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.
*.	Excludes unused commitments to asset-backed commercial paper conduits.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	69

Dollar amounts in thousands	(Column A) Face, Notional, or Other Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
b. Original maturity exceeding one year	RCFDG624 65,063,367	RCFDG625 32,531,684	RCFDG626 73,916	RCFDHJ98 13,748	RCFDHJ99 0		RCFDG627 4,627,002	RCFDG628 24,420	RCFDG629 27,775,657	RCFDS539 16,941	18.b.
19. Unconditionally cancelable commitments	RCFDS540 3,962,193	RCFDS541 0									19.
20. Over-the-counter derivatives		RCFDS542 7,917,459	RCFDS543 87,128	RCFDHK00 0	RCFDHK01 0	RCFDS544 0	RCFDS545 4,099,886	RCFDS546 512,073	RCFDS547 3,191,262	RCFDS548 27,110	20.
21. Centrally cleared derivatives		RCFDS549 410,793	RCFDS550 0	RCFDS551 410,793	RCFDS552 0		RCFDS554 0	RCFDS555 0	RCFDS556 0	RCFDS557 0	21.
22. Unsettled transactions (failed trades)[22]	RCFDH191 62,034		RCFDH193 52,730				RCFDH194 0	RCFDH195 0	RCFDH196 0	RCFDH197 0	22.

22.	For item 22, the sum of columns C through Q must equal column A.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	70

Dollar amounts in thousands	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Credit Equivalent Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
16. Repo-style transactions[24]				RCFDH301 0	RCFDH302 0	16.
17. All other off-balance sheet liabilities						17.
18. Unused commitments:*						18.
a. Original maturity of one year or less				RCFDH303 0	RCFDH304 0	18.a.
b. Original maturity exceeding one year				RCFDH307 0	RCFDH308 0	18.b.
19. Unconditionally cancelable commitments						19.
20. Over-the-counter derivatives				RCFDH309 0	RCFDH310 0	20.
21. Centrally cleared derivatives						21.
22. Unsettled transactions (failed trades)[25]	RCFDH198 318	RCFDH199 990	RCFDH200 7,996			22.

24.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.
*.	Excludes unused commitments to asset-backed commercial paper conduits.
25.	For item 22, the sum of columns C through Q must equal column A.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	71

Dollar amounts in thousands	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCFDG630 55,602,273	RCFDS558 899,949	RCFDS559 0	RCFDS560 0	RCFDG631 23,046,454	RCFDG632 17,548,376	RCFDG633 78,313,431	RCFDS561 602,599	23.
24. Risk weight factor									24.
25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCFDG634 0	RCFDS569 17,999	RCFDS570 0	RCFDS571 0	RCFDG635 4,609,291	RCFDG636 8,774,188	RCFDG637 78,313,431	RCFDS572 903,899	25.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCFDS562 1,509,456	RCFDS563 0	RCFDS564 0	RCFDS565 0	RCFDS566 318	RCFDS567 990	RCFDS568 7,996	23.
24. Risk weight factor								24.
25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCFDS573 3,773,640	RCFDS574 0	RCFDS575 0	RCFDS576 0	RCFDS577 1,988	RCFDS578 9,281	RCFDS579 99,950
								25.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	72

Dollar amounts in thousands
26. Risk-weighted assets base for purposes of calculating the allowance for loan and lease losses 1.25 percent threshold	RCFDS580	97,881,932	26.
27. Standardized market-risk weighted assets (applicable only to banks that are covered by the market risk capital rule)	RCFDS581	3,323,362	27.
28. Risk-weighted assets before deductions for excess allowance of loan and lease losses and allocated risk transfer risk reserve[27]	RCFDB704	101,205,294	28.
29. LESS: Excess allowance for loan and lease losses	RCFDA222	0	29.
30. LESS: Allocated transfer risk reserve	RCFD3128	0	30.
31. Total risk-weighted assets (item 28 minus items 29 and 30)	RCFDG641	101,205,294	31.
1. Current credit exposure across all derivative contracts covered by the regulatory capital rules	RCFDG642	3,777,408	M.1.

Dollar amounts in thousands	(Column A) With a remaining maturity of One year or less		(Column B) With a remaining maturity of Over one year through five years		(Column C) With a remaining maturity of Over five years
2. Notional principal amounts of over-the-counter derivative contracts:							M.2.
a. Interest rate	RCFDS582	19,507,214	RCFDS583	28,904,180	RCFDS584	11,294,861	M.2.a.
b. Foreign exchange rate and gold	RCFDS585	1,065,618,820	RCFDS586	69,613,955	RCFDS587	4,714,816	M.2.b.
c. Credit (investment grade reference asset)	RCFDS588	2,826,923	RCFDS589	154,715	RCFDS590	0	M.2.c.
d. Credit (non-investment grade reference asset)	RCFDS591	175,135	RCFDS592	2,794,890	RCFDS593	120,000	M.2.d.
e. Equity	RCFDS594	10,635,045	RCFDS595	1,406,275	RCFDS596	302,149	M.2.e.
f. Precious metals (except gold)	RCFDS597	7,765,305	RCFDS598	396,834	RCFDS599	0	M.2.f.
g. Other	RCFDS600	229,467	RCFDS601	74,583	RCFDS602	0	M.2.g.
3. Notional principal amounts of centrally cleared derivative contracts:							M.3.
a. Interest rate	RCFDS603	67,446,612	RCFDS604	0	RCFDS605	0	M.3.a.
b. Foreign exchange rate and gold	RCFDS606	41,199,422	RCFDS607	0	RCFDS608	0	M.3.b.
c. Credit (investment grade reference asset)	RCFDS609	11,890	RCFDS610	0	RCFDS611	0	M.3.c.
d. Credit (non-investment grade reference asset)	RCFDS612	1,910,406	RCFDS613	0	RCFDS614	0	M.3.d.
e. Equity	RCFDS615	0	RCFDS616	0	RCFDS617	0	M.3.e.
f. Precious metals (except gold)	RCFDS618	0	RCFDS619	0	RCFDS620	0	M.3.f.
g. Other	RCFDS621	0	RCFDS622	0	RCFDS623	0	M.3.g.

Dollar amounts in thousands
4. Amount of allowances for credit losses on purchased credit-deteriorated assets:[1]			M.4.
a. Loans and leases held for investment	RCFDJJ30	320	M.4.a.
b. Held-to-maturity debt securities	RCFDJJ31	0	M.4.b.
c. Other financial assets measured at amortized cost	RCFDJJ32	0	M.4.c.

27.	Sum of items 2.b through 20, column S; items 9.a, 9.b, 9.c, 9.d, and 10, columns T and U; item 25, columns C through Q; and item 27 (if applicable).

1.	Memorandum items 4.a through 4.c should be completed only by institutions that have adopted ASU 2016-13.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	73

Schedule RC-S - Servicing Securitization and Asset Sale Activities(Form Type - 031)

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCFDB705 0	RCFDB706 0	RCFDB707 0	RCFDB708 0	RCFDB709 0	RCFDB710 0	RCFDB711 0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item1	RCFDHU09 0	RCFDHU10 0	RCFDHU11 0	RCFDHU12 0	RCFDHU13 0	RCFDHU14 0	RCFDHU15 0	2.
Item 3 is to be completed by banks with $100 billion or more in total assets. 3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1[1]	RCFDB726 0	RCFDB727 0	RCFDB728 0	RCFDB729 0	RCFDB730 0	RCFDB731 0	RCFDB732 0	3.
4. Past due loan amounts included in item 1:								4.
a. 30-89 days past due	RCFDB733 0	RCFDB734 0	RCFDB735 0	RCFDB736 0	RCFDB737 0	RCFDB738 0	RCFDB739 0	4.a.
b. 90 days or more past due	RCFDB740 0	RCFDB741 0	RCFDB742 0	RCFDB743 0	RCFDB744 0	RCFDB745 0	RCFDB746 0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
a. Charge-offs	RIADB747 0	RIADB748 0	RIADB749 0	RIADB750 0	RIADB751 0	RIADB752 0	RIADB753 0	5.a.
b. Recoveries	RIADB754 0	RIADB755 0	RIADB756 0	RIADB757 0	RIADB758 0	RIADB759 0	RIADB760 0	5.b.
Item 6 is to be completed by banks with $10 billion or more in total assets. 6. Total amount of ownership (or seller’s) interest carried as securities or loans[1]		RCFDHU16 0	RCFDHU17 0			RCFDHU18 0		6.
7. Not applicable								7.
8. Not applicable								8.
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCFDB776 0			RCFDB779 0	RCFDB780 0	RCFDB781 0	RCFDB782 0	9.
Item 10 is to be completed by banks with $10 billion or more in total assets. 10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures[1]	RCFDB783 0			RCFDB786 0	RCFDB787 0	RCFDB788 0	RCFDB789 0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCFDB790 0						RCFDB796 0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCFDB797 0						RCFDB803 0	12.

1.	The $100 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.

1.	The $100 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.

1.	The $100 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	74

Dollar amounts in thousands
1. Not applicable			M.1.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCFDB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCFDB805	1,863,000	M.2.b.
c. Other financial assets (includes home equity lines)[1]	RCFDA591	1,896,571	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCFDF699	51,686	M.2.d.
Memorandum item 3 is to be completed by banks with $10 billion or more in total assets. 3. Asset-backed commercial paper conduits: [2]			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCFDB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCFDB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCFDB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCFDB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C2	RCFDC407	0	M.4.

Schedule RC-T - Fiduciary and Related Services(Form Type - 031)

Dollar amounts in thousands
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCFDA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCFDA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCFDB867	Yes	3.

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Non-Managed Assets		(Column C) Number of Managed Accounts		(Column D) Number of Non-Managed Accounts
4. Personal trust and agency accounts	RCFDB868	1,054,846	RCFDB869	422,316	RCFDB870	379	RCFDB871	72	4.
5. Employee benefit and retirement-related trust and agency accounts:									5.
a. Employee benefit - defined contribution	RCFDB872	0	RCFDB873	0	RCFDB874	0	RCFDB875	0	5.a.
b. Employee benefit - defined benefit	RCFDB876	0	RCFDB877	0	RCFDB878	0	RCFDB879	0	5.b.
c. Other employee benefit and retirement-related accounts	RCFDB880	62,645	RCFDB881	103,749	RCFDB882	81	RCFDB883	42	5.c.
6. Corporate trust and agency accounts	RCFDB884	0	RCFDB885	12,921,518	RCFDC001	0	RCFDC002	1387	6.
7. Investment management and investment advisory agency accounts	RCFDB886	6,055,301	RCFDJ253	0	RCFDB888	1154	RCFDJ254	0	7.
8. Foundation and endowment trust and agency accounts	RCFDJ255	453,765	RCFDJ256	0	RCFDJ257	35	RCFDJ258	0	8.
9. Other fiduciary accounts	RCFDB890	435	RCFDB891	0	RCFDB892	5	RCFDB893	0	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCFDB894	7,626,992	RCFDB895	13,447,583	RCFDB896	1654	RCFDB897	1501	10.
11. Custody and safekeeping accounts			RCFDB898	541,400,002			RCFDB899	2423	11.
12. Fiduciary accounts held in foreign offices (included in items 10 and 11)	RCFNB900	0	RCFNB901	0	RCFNB902	0	RCFNB903	0	12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCFDJ259	62,645	RCFDJ260	103,749	RCFDJ261	81	RCFDJ262	42	13.

1.	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

2.	The $100 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition.

2.	Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	75

Dollar amounts in thousands
14. Personal trust and agency accounts	RIADB904	2,722	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit - defined contribution	RIADB905	0	15.a.
b. Employee benefit - defined benefit	RIADB906	0	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	0	15.c.
16. Corporate trust and agency accounts	RIADA479	3,474	16.
17. Investment management and investment advisory agency accounts	RIADJ315	5,553	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	0	18.
19. Other fiduciary accounts	RIADA480	0	19.
20. Custody and safekeeping accounts	RIADB909	10,175	20.
21. Other fiduciary and related services income	RIADB910	0	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	21,923	22.
a. Fiduciary and related services income - foreign offices (included in item 22)	RIADB912	0	22.a.
23. Less: Expenses	RIADC058	NR	23.
24. Less: Net losses from fiduciary and related services	RIADA488	NR	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	NR	25.
26. Net fiduciary and related services income	RIADA491	NR	26.

Dollar amounts in thousands	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts
1. Managed assets held in fiduciary accounts:							M.1.
a. Noninterest-bearing deposits	RCFDJ263	NR	RCFDJ264	NR	RCFDJ265	NR	M.1.a.
b. Interest-bearing deposits	RCFDJ266	NR	RCFDJ267	NR	RCFDJ268	NR	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCFDJ269	NR	RCFDJ270	NR	RCFDJ271	NR	M.1.c.
d. State, county, and municipal obligations	RCFDJ272	NR	RCFDJ273	NR	RCFDJ274	NR	M.1.d.
e. Money market mutual funds	RCFDJ275	NR	RCFDJ276	NR	RCFDJ277	NR	M.1.e.
f. Equity mutual funds	RCFDJ278	NR	RCFDJ279	NR	RCFDJ280	NR	M.1.f.
g. Other mutual funds	RCFDJ281	NR	RCFDJ282	NR	RCFDJ283	NR	M.1.g.
h. Common trust funds and collective investment funds	RCFDJ284	NR	RCFDJ285	NR	RCFDJ286	NR	M.1.h.
i. Other short-term obligations	RCFDJ287	NR	RCFDJ288	NR	RCFDJ289	NR	M.1.i.
j. Other notes and bonds	RCFDJ290	NR	RCFDJ291	NR	RCFDJ292	NR	M.1.j.
k. Investments in unregistered funds and private equity investments	RCFDJ293	NR	RCFDJ294	NR	RCFDJ295	NR	M.1.k.
l. Other common and preferred stocks	RCFDJ296	NR	RCFDJ297	NR	RCFDJ298	NR	M.1.l.
m. Real estate mortgages	RCFDJ299	NR	RCFDJ300	NR	RCFDJ301	NR	M.1.m.
n. Real estate	RCFDJ302	NR	RCFDJ303	NR	RCFDJ304	NR	M.1.n.
o. Miscellaneous assets	RCFDJ305	NR	RCFDJ306	NR	RCFDJ307	NR	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCFDJ308	NR	RCFDJ309	NR	RCFDJ310	NR	M.1.p.

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Number of Managed Accounts
q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCFDJ311	NR	RCFDJ312	NR	M.1.q.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	76

Dollar amounts in thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCFDB927	NR	RCFDB928	NR	M.2.a.
1. Issues reported in Memorandum item 2.a that are in default	RCFDJ313	NR	RCFDJ314	NR	M.2.a.1.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCFDB929	NR			M.2.b.

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets

Memoranda items 3.a through 3.g are to be completed by banks with collective investment funds and common trust funds with a total market value of $1 billion or more as of the preceding December 31.

3. Collective investment funds and common trust funds:

M.3.
a. Domestic equity	RCFDB931	NR	RCFDB932	NR	M.3.a.
b. International/Global equity	RCFDB933	NR	RCFDB934	NR	M.3.b.
c. Stock/Bond blend	RCFDB935	NR	RCFDB936	NR	M.3.c.
d. Taxable bond	RCFDB937	NR	RCFDB938	NR	M.3.d.
e. Municipal bond	RCFDB939	NR	RCFDB940	NR	M.3.e.
f. Short term investments/Money market	RCFDB941	NR	RCFDB942	NR	M.3.f.
g. Specialty/Other	RCFDB943	NR	RCFDB944	NR	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCFDB945	0	RCFDB946	0	M.3.h.

Dollar amounts in thousands	(Column A) Gross Losses Managed Accounts		(Column B) Gross Losses Non-Managed Accounts		(Column C) Recoveries
4. Fiduciary settlements, surcharges, and other losses:							M.4.
a. Personal trust and agency accounts	RIADB947	NR	RIADB948	NR	RIADB949	NR	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950	NR	RIADB951	NR	RIADB952	NR	M.4.b.
c. Investment management agency accounts	RIADB953	NR	RIADB954	NR	RIADB955	NR	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	NR	RIADB957	NR	RIADB958	NR	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	NR	RIADB960	NR	RIADB961	NR	M.4.e.

Schedule RC-V - Variable Interest Entities(Form Type - 031)

Dollar amounts in thousands	(Column A) Securitization Vehicles		(Column B) Other VIEs
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:					1.
a. Cash and balances due from depository institutions	RCFDJ981	0	RCFDJF84	0	1.a.
b. Securities not held for trading	RCFDHU20	0	RCFDHU21	0	1.b.
c. Loans and leases held for investment, net of allowance, and held for sale	RCFDHU22	0	RCFDHU23	0	1.c.
d. Other real estate owned	RCFDK009	0	RCFDJF89	0	1.d.
e. Other assets	RCFDJF91	0	RCFDJF90	32,880	1.e.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:					2.
a. Other borrowed money	RCFDJF92	0	RCFDJF85	0	2.a.
b. Other liabilities	RCFDJF93	0	RCFDJF86	10,675	2.b.
3. All other assets of consolidated VIEs (not included in items 1.a. through 1.e above)	RCFDK030	0	RCFDJF87	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.b above)	RCFDK033	0	RCFDJF88	0	4.

Dollar amounts in thousands
5. Total assets of asset-backed commercial paper (ABCP) conduit VIEs	RCFDJF77	0	5.
6. Total liabilities of ABCP conduit VIEs	RCFDJF78	0	6.

HSBC BANK USA, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 413208	Report Date 3/31/2023
Last Updated on 5/4/2023	77

Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income(Form Type - 031)

Dollar amounts in thousands
1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980	NR	2.